                                                                    EXHIBIT 99.1

[MACK-CALI REALTY CORPORATION LOGO]

                               SECOND QUARTER 2002

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA

   THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA IS NOT AN OFFER TO SELL OR
    SOLICITATION TO BUY ANY SECURITIES OF THE COMPANY. ANY OFFERS TO SELL OR
      SOLICITATIONS OF THE COMPANY SHALL BE MADE BY MEANS OF A PROSPECTUS.
 THE INFORMATION IN THIS SUPPLEMENTAL PACKAGE MUST BE READ IN CONJUNCTION WITH,
   AND IS MODIFIED IN ITS ENTIRETY BY, THE QUARTERLY REPORT ON FORM 10-Q (THE
    "10-Q") FILED BY THE COMPANY FOR THE SAME PERIOD WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND ALL OF THE COMPANY'S OTHER PUBLIC FILINGS WITH THE SEC (THE "PUBLIC FILINGS"). IN PARTICULAR, THE FINANCIAL INFORMATION
   CONTAINED HEREIN IS SUBJECT TO AND QUALIFIED BY REFERENCE TO THE FINANCIAL STATEMENTS CONTAINED IN THE 10-Q, THE FOOTNOTES THERETO AND THE LIMITATIONS SET
   FORTH THEREIN. INVESTORS MAY NOT RELY ON THE SUPPLEMENTAL PACKAGE WITHOUT REFERENCE TO THE 10-Q AND THE PUBLIC FILINGS. ANY INVESTORS' RECEIPT OF, OR
 ACCESS TO, THE INFORMATION CONTAINED HEREIN IS SUBJECT TO THIS QUALIFICATION.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                      INDEX

                                                                                                          PAGE(S)
                                                                                                          -------
I.  COMPANY BACKGROUND
-    About the Company/Other Corporate Data..................................................................5
-    Board of Directors/Executive Officers...................................................................6
-    Equity Research Coverage/Company Contact Information....................................................7

II.  FINANCIAL HIGHLIGHTS
-    Quarterly Summary.......................................................................................9
-    Property Sales/Acquisitions/Development................................................................10
-    Leasing Information....................................................................................11
-    Key Financial Data.....................................................................................12
-    Same-Store Results and Analysis........................................................................13
-    Unconsolidated Joint Ventures Summary...............................................................14-17
-    Select Financial Ratios................................................................................18
-    Debt Analysis:
     -  Debt Breakdown/Future Repayments....................................................................19
     -  Debt Maturities.....................................................................................20
     -  Debt Detail.........................................................................................21

III. FINANCIAL STATEMENTS
-    Consolidated Statements of Operations..................................................................23
-    Consolidated Balance Sheets............................................................................24
-    Consolidated Statement of Changes in Stockholders' Equity..............................................25
-    Statements of Funds from Operations and Cash Available for Distribution................................26
-    Reconciliation of Basic-to-Diluted Shares/Units........................................................27

IV.  VALUE CREATION PIPELINE
-    Operating Property Acquisitions .......................................................................29
-    Properties Placed in Service...........................................................................30
-    Summary of Construction Projects/Summary of Development Properties in Lease-Up.........................31
-    Summary of Land Parcels................................................................................32
-    Rental Property Sales..................................................................................33

V.   PORTFOLIO/ LEASING STATISTICS
-    Leasing Statistics..................................................................................35-40
-    Market Diversification (MSA's).........................................................................41
-    Industry Diversification (Top 30 Tenant Industries)....................................................42
-    Consolidated Portfolio Analyses:
        BREAKDOWN BY:
        (a) Number of Properties............................................................................43
        (b) Square Footage..................................................................................44
        (c) Base Rental Revenue.............................................................................45
        (d) Percentage Leased...............................................................................46
-    Consolidated Property Listing (by Property Type)....................................................47-56
-    Significant Tenants (Top 20 Tenants)...................................................................57
-    Schedules of Lease Expirations (by Property Type)...................................................58-61


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Certain information discussed in this literature may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                              I. COMPANY BACKGROUND


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                              I. COMPANY BACKGROUND

                                ABOUT THE COMPANY

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.2 billion at June 30, 2002. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 258 properties, primarily class A office and office/flex buildings, totaling approximately 27.6 million square feet, serving as home to approximately 2,000 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 9.0 million square feet of additional commercial space.

                                     HISTORY

Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry--most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company--Mack-Cali has become one of the leading real estate companies in the country.

                                    STRATEGY

Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

                                     SUMMARY
                              (AS OF JUNE 30, 2002)

           Corporate Headquarters                Cranford, New Jersey
           Fiscal Year-End                       12/31
           Total Properties                      258
           Total Square Feet                     27.6 million square feet
           Geographic Diversity                  10 states and the District of Columbia
           New Jersey Presence                   14.4 million square feet
           Northeast Presence                    22.5 million square feet
           Common Shares and
             Units Outstanding                   71.5 million
           Dividend-- Quarter/Annualized         $0.62/$2.48
           Dividend Yield                        7.1%
           Total Market Capitalization           $4.2 billion
           Insider Ownership                     17.0%
           Senior Debt Rating                    BBB (S&P and Fitch);
                                                    Baa3 (Moody's)


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                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                               BOARD OF DIRECTORS

                     William L. Mack, CHAIRMAN OF THE BOARD

            John J. Cali, CHAIRMAN EMERITUS                Earle I. Mack

            Brendan T. Byrne                               Alan G. Philibosian

            John R. Cali                                   Irvin D. Reid

            Nathan Gantcher                                Vincent Tese

            Martin D. Gruss                                Robert F. Weinberg

            Mitchell E. Hersh                              Roy J. Zuckerberg


                               EXECUTIVE OFFICERS

       Mitchell E. Hersh, CHIEF EXECUTIVE OFFICER

       Timothy M. Jones, PRESIDENT

       Barry Lefkowitz, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

       Roger W. Thomas, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

       Michael A. Grossman, EXECUTIVE VICE PRESIDENT


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                            EQUITY RESEARCH COVERAGE

         BANC OF AMERICA MONTGOMERY                  LEHMAN BROTHERS
         Lee T. Schalop/ Alexis Hughes               David Shulman/ Stuart Axelrod
         (212) 847-5677/ (212) 847-5705              (212) 526-3413/ (212) 526-3410

         BEAR, STEARNS & CO., INC.                   MERRILL LYNCH
         Ross Smotrich                               Rahul Bhattacharjee/ Steve Sakwa
         (212) 272-8046                              (212) 449-1920/ (212) 449-0335

         CS FIRST BOSTON                             MORGAN STANLEY DEAN WITTER
         Lawrence Raiman                             Gregory Whyte
         (212) 538-2380                              (212) 761-6331

         DEUTSCHE BANC ALEX. BROWN                   PRUDENTIAL SECURITIES
         Louis Taylor                                James Sullivan/ Michael Marron
         (212) 469-4912                              (212) 778-2515/ (212) 778-1724

         FRIEDMAN, BILLINGS, RAMSEY & CO.            SALOMON SMITH BARNEY
         David Loeb                                  Jonathan Litt/ Gary Boston
         (703) 469-1289                              (212) 816-0231/ (212) 816-1383

         GOLDMAN SACHS                               WACHOVIA SECURITIES
         Jim Kammert                                 Christopher Haley
         (212) 855-0670                              (443) 263-6773

         GREEN STREET ADVISORS
         James Sullivan
         (949) 640-8780

                           COMPANY CONTACT INFORMATION

         Mack-Cali Realty Corporation
         Investor Relations Department
         11 Commerce Drive
         Cranford, New Jersey 07016-3599
         PHONE: (908) 272-8000  WEB:    www.mack-cali.com
         FAX:   (908) 272-6755  E-MAIL: investorrelations@mack-cali.com


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                            II. FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                            II. FINANCIAL HIGHLIGHTS

                                QUARTERLY SUMMARY

Funds from operations (FFO), after adjustment for straight-lining of rents, for the quarter ended June 30, 2002 amounted to $72.1 million, or $1.00 per share, versus $66.2 million, or $0.93 per share, for the quarter ended June 30, 2001, a per share increase of 7.5 percent. For the six months ended June 30, 2002, FFO, after adjustment for straight-lining of rents, amounted to $138.0 million, or $1.92 per share, versus $129.9 million, or $1.82 per share, for the same period last year, a per share increase of 5.5 percent.

Cash available for distribution (CAD) for the second quarter 2002 equaled $61.2 million, or $0.85 per share, versus $56.3 million, or $0.79 per share, for the same quarter last year, a per share increase of 7.6 percent. For the six months ended June 30, 2002, CAD equaled $118.2 million, or $1.65 per share, versus $111.8 million, or $1.57 per share, for the same period last year, an increase of 5.1 percent on a per share basis.

Total revenues for the second quarter 2002 decreased to $141.5 million from $146.4 million for the same quarter last year, a decrease of 3.3 percent. For the six months ended June 30, 2002, total revenues amounted to $284.6 million, a decrease of 1.7 percent over total revenues of $289.5 million for the same period last year.

Net income for the second quarter 2002 equaled $35.0 million, or $0.61 per share, versus $57.7 million, or $0.98 per share, for the same quarter last year, a per share decrease of 37.8 percent. For the six months ended June 30, 2002, net income equaled $75.7 million, or $1.31 per share, versus $74.4 million, or $1.30 per share, for the same period last year, an increase of 0.8 percent on a per share basis.

All per share amounts presented above are on a diluted basis; basic per share information is included in the accompanying financial tables.

The Company had 57,666,984 shares of common stock, 7,858,490 common operating partnership units and 215,894 $1,000-face-value preferred operating partnership units outstanding as of quarter end. The outstanding preferred units are convertible into 6,230,707 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 71,756,181 shares/common units outstanding at June 30, 2002.

As of June 30, 2002, the Company had total indebtedness of approximately $1.7 billion, with a weighted average annual interest rate of 7.1 percent. Mack-Cali had a total market capitalization of $4.2 billion and a debt-to-undepreciated assets ratio of 40.9 percent at June 30, 2002. The Company had an interest coverage ratio of 3.9 times for the quarter ended June 30, 2002.

The Company continues to focus its efforts on its strategy of selling non-core and non-strategic assets and using the proceeds to enhance its presence in the Northeast and Mid-Atlantic regions.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

The following is a summary of the Company's recent activity:

                                 PROPERTY SALES

During the quarter, the Company sold eight office properties, aggregating 1,010,136 square feet, and a vacant land parcel, for total sales proceeds of $83.1 million, as follows:

- In April, the Company sold a land parcel located in its Horizon Center Business Park in Hamilton Township, New Jersey, for approximately $0.8 million;

- In May, the Company sold four office buildings totaling 488,789 square feet, located in the Dallas, Texas area, in a single transaction with one buyer for approximately $34 million;

- Also in May, the Company sold 750 South Richfield Street, a 108,240 square-foot office building located in Aurora, Colorado, for approximately $21.1 million; and

- In June, the Company sold three office buildings totaling 413,107 square feet, located in Houston, Texas, in a single transaction with one buyer for approximately $27.2 million.

More recently, in July, the Company sold One Mack-Cali Center, a 297,429 square-foot office building located in Tampa, Florida, for approximately $23.7 million. The building was Mack-Cali's sole asset in Florida.

                                  ACQUISITIONS

In June, the Company acquired three land parcels located in Hawthorne and Yonkers, New York in one transaction for a total cost of approximately $2.6 million.

                                   DEVELOPMENT

In April, the Company completed construction and placed in service 125 Clearbrook Road in Elmsford, New York. The 33,000 square-foot office/flex building is fully leased.

Progress also continues on the Company's development projects at its Harborside Financial Center, located on the Hudson River Waterfront in Jersey City, New Jersey, as follows:

- Plaza 5, a 34-story, 980,000 square-foot class A office tower with a 1,270-car parking garage pedestal, is under construction and due to be completed by the end of 2002. The project is approximately 58 percent pre-leased;

- Plaza 10, a 19-story, 575,000 square-foot class A office building, is expected to be completed in late 2002. The building is 100 percent pre-leased to Charles Schwab & Co., Inc.; and

- Hyatt Regency South Pier Hotel, a 350-room luxury hotel that was built on the south pier of Harborside through a joint venture between Mack-Cali and Hyatt, commenced operations in July.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                               LEASING INFORMATION

Mack-Cali's consolidated in-service portfolio was 93.9 percent leased at June 30, 2002, unchanged from March 31, 2002.

For the quarter ended June 30, 2002, the Company executed 183 leases totaling 1,179,732 square feet, consisting of 836,680 square feet of office space, 292,510 square feet of office/flex space and 50,542 square feet of industrial/warehouse space. Of these totals, 498,485 square feet were for new leases and 681,247 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter's leasing transactions include:

- Cendant Operations, Inc., a subsidiary of Cendant Corporation, a provider of travel and residential real estate services, signed a six-year, 145,983 square-foot lease at 7 Sylvan Way in the Mack-Cali Business Campus in Parsippany, New Jersey. Cendant now leases 100 percent of the class A office building through 2011;

- Also in the Mack-Cali Business Campus, national insurance industry service provider GAB Robins North America, Inc. has renewed its lease of 75,049 square feet at 9 Campus Drive for five years. The 156,495 square-foot office property is 96.7 percent leased;

- Washington Mutual Bank, F.A. has leased 27,349 square feet at 100 Walnut Avenue in Clark, New Jersey for five years. The 182,555 square-foot office building is 100 percent leased;

- Meridian Health System, owner/operator of health care facilities, has leased a total of 42,616 square feet for 10 years at 1350 Campus Parkway in Wall Township, New Jersey. The transaction represents the renewal of 17,766 square feet and an expansion of 24,850 square feet. The 79,642 square-foot office building is 100 percent leased;

- Vie de France Yamazaki, Inc., the U.S. subsidiary of Yamazaki Baking Company, Ltd. of Tokyo, renewed 24,678 square feet at 525 Executive Boulevard in Elmsford, New York for five years. The 61,700 square-foot office/flex property is 100 percent leased;

- Eastern Research, Inc., a designer and manufacturer of access and internetworking products, renewed its lease for 39,000 square feet at 225 Executive Drive in Moorestown, New Jersey for three years. The 50,600 square-foot office/flex property is 100 percent leased; and

- Radio Free Europe/Radio Liberty (RFE/RL, Inc.), a private, international communications service, renewed 26,856 square feet for eight years at 1201 Connecticut Avenue N.W. in Washington, DC. The 169,549 square-foot office building is 100 percent leased.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                               KEY FINANCIAL DATA

                                                       AS OF OR FOR THE THREE MONTHS ENDED
--------------------------------------------------------------------------------------------------------------------
                                         6/30/02          3/31/02        12/31/01          9/30/01          6/30/01
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
SHARES AND UNITS:
Common Shares Outstanding             57,666,984       57,197,440      56,712,270       56,333,692       56,299,124
Common Units Outstanding (a)          14,089,197       14,310,794      14,313,794       14,314,544       14,315,544
Combined Shares and Units             71,756,181       71,508,234      71,026,064       70,648,236       70,614,668
Weighted Average- Basic (b)           65,167,825       64,751,603      64,658,363       64,084,201       64,475,902
Weighted Average- Diluted (c)         71,939,617       71,461,464      71,383,413       70,761,541       71,043,756

COMMON SHARE PRICE ($'S):
At the end of the period                 35.1500          34.6800         31.0200          31.0000          28.4800
High during period                       35.7300          34.9500         32.2000          32.0000          28.7000
Low during period                        32.4500          29.9000         28.3800          27.3000          25.7900

MARKET CAPITALIZATION:
($'S IN THOUSANDS, EXCEPT RATIOS)
Market Value of Equity (d)             2,522,230        2,479,906       2,203,229        2,190,095        2,011,106
Total Debt                             1,705,659        1,720,864       1,700,150        1,714,418        1,720,800
Total Market Capitalization            4,227,889        4,200,770       3,903,379        3,904,513        3,731,906
Total Debt/Total Market
  Capitalization                           40.34%           40.97%          43.56%           43.91%           46.11%

FINANCIALS:
($'S IN THOUSANDS, EXCEPT RATIOS
  AND PER SHARE AMOUNTS)
Total Assets                           3,775,508        3,768,371       3,746,770        3,728,839        3,759,919
Gross Book Value of Real Estate
  Assets                               3,771,518        3,811,356       3,791,076        3,736,121        3,781,334
Total Liabilities                      1,870,549        1,870,515       1,867,938        1,854,441        1,873,998
Total Minority Interests                 439,848          446,920         446,244          446,532          448,088
Total Stockholders' Equity             1,465,111        1,450,936       1,432,588        1,427,866        1,437,833
Total Revenues                           141,458          143,129         141,838          144,028          146,381
Capitalized Interest                       6,364            5,454           4,728            4,680            3,965
Scheduled Principal Payments                 805              786             767              786              769
Interest Coverage Ratio                     3.87             3.56            3.49             3.38             3.46
Fixed Charge Coverage Ratio                 2.71             2.56            2.59             2.55             2.65
Funds from Operations (e)                 72,135           65,882          66,274           64,328           66,172
FFO per Share--diluted (e)                  1.00             0.92            0.93             0.91             0.93
Cash Available for Distribution (f)       61,219           56,998          49,424           53,491           56,312
CAD per Share--diluted (f)                  0.85             0.80            0.69             0.76             0.79
Dividends Declared per Share                0.62             0.62            0.62             0.62             0.61
FFO Payout Ratio--diluted (e)              61.83%           67.25%          66.78%           68.20%           65.49%
CAD Payout Ratio--diluted (f)              72.86%           77.73%          89.55%           82.02%           76.96%

PORTFOLIO SIZE:
Properties                                   258              267             267              269              269
Total Square Footage                  27,585,238       28,640,016      28,371,640       28,732,553       28,528,468
Sq. Ft. Leased at End of Period (g)         93.9%            93.9%           94.6%            95.1%            96.3%
--------------------------------------------------------------------------------------------------------------------

(a)  Includes preferred units on a converted basis into common units.
(b) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d) Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(e) Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(f) Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring capital expenditures.
(g) Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease-up.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                         SAME STORE RESULTS AND ANALYSIS
                             (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------
                                         FOR THE THREE MONTHS ENDED
                                                 JUNE 30,
                                                                                                %
                                          2002               2001         CHANGE           CHANGE
--------------------------------------------------------------------------------------------------
Property Revenues                       $130,274           $131,017      $  (743)            (0.6)
Less: Straight-line rent
  adjustment                               1,078              3,791       (2,713)           (71.6)
                                      -----------------------------------------------------------
Total Property Revenues                  129,196            127,226        1,970              1.5
  (excluding straight-line rent
  adjustment)

Real Estate Taxes                         13,850             13,794           56              0.4
Utilities                                  8,842              9,314         (472)            (5.1)
Operating Services                        15,299             14,786          513              3.5
                                      -----------------------------------------------------------
Total Property Expenses:                  37,991             37,894           97              0.3

Net Operating Income                    $ 91,205           $ 89,332      $ 1,873              2.1
                                      ===========================================================
Percentage Leased at
  Period End                                93.9%              95.0%
                                      =============================

Total Properties:                            242

Total Square Footage:                 25,198,366
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                         FOR THE SIX MONTHS ENDED
                                                 JUNE 30,
                                                                                                %
                                          2002               2001         CHANGE           CHANGE
--------------------------------------------------------------------------------------------------
Property Revenues                       $259,441           $257,699      $ 1,742              0.7
Less: Straight-line rent
  adjustment                               3,619              6,928       (3,309)           (47.8)
                                      -----------------------------------------------------------
Total Property Revenues                  255,822            250,771         5,051             2.0
  (excluding straight-line
    rent adjustment)

Real Estate Taxes                         27,493             27,110          383              1.4
Utilities                                 17,914             19,536       (1,622)            (8.3)
Operating Services                        29,016             29,753         (737)            (2.5)
                                      -----------------------------------------------------------
Total Property Expenses:                  74,423             76,399       (1,976)            (2.6)

Net Operating Income                    $181,399           $174,372      $ 7,027              4.0
                                      ===========================================================

Percentage Leased at
  Period End                                94.3%              96.5%
                                      =============================

Total Properties:                            238

Total Square Footage:                 24,634,862
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                      UNCONSOLIDATED JOINT VENTURES SUMMARY
                             (DOLLARS IN THOUSANDS)

                   BREAKDOWN OF UNCONSOLIDATED JOINT VENTURES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     COMPANY'S
                                                        NUMBER OF                             PERCENT    SQUARE      EFFECTIVE
JOINT VENTURE NAME                   PROPERTY           BUILDINGS         LOCATION             LEASED     FEET       OWNERSHIP %
---------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES:
American Financial Exchange
  L.L.C.                     Harborside Plaza 10 (a)        1        Jersey City, NJ           100.0%     575,000      50.0%
HPMC                         Stadium Gateway                1        Anaheim, CA                93.1%     273,194      32.5%
G&G Martco                   Convention Plaza               1        San Francisco, CA          99.8%     305,618      50.0%
Ashford Loop Associates, LP  1001 South Dairy Ashford       1        Houston, TX                50.9%     130,000      20.0%
Ashford Loop Associates, LP  2100 West Loop South           1        Houston, TX                74.1%     168,000      20.0%
HPMC                         Pacific Plaza Phase I (b)      1        Daly City, CA              83.8%     369,682      32.5%

OFFICE/FLEX PROPERTIES:
Ramland Realty Associates,
  L.L.C.                     One Ramland Road               1        Orangeburg, NY             72.0%     232,000      50.0%

MULTI-USE:
HPMC                         Pacific Plaza Phase II (c)     1        Daly City, CA             100.0%     100,740      32.5%

---------------------------------------------------------------------------------------------------------------------------------

(a) Property was being developed and not in service as of June 30, 2002. The joint venture also has a parking lot operation on adjacent land.

(b)  Property was placed in service in August 2001 and is currently in lease-up.

(c)  Property consists of a three-story theater and retail complex.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

               UNCONSOLIDATED JOINT VENTURE FINANCIAL INFORMATION

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2002 and December 31, 2001:

                                                                       JUNE 30, 2002
                                       ----------------------------------------------------------------------------
                                                                          AMERICAN
                                                                   G&G   FINANCIAL    RAMLAND    ASHFORD
                                      PRU-BETA 3       HPMC     MARTCO    EXCHANGE     REALTY       LOOP      ARCAP
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                 $     --   $     --   $  8,901    $108,416   $ 17,467   $ 36,871   $     --
   Other assets                               --     16,883      3,648         189      2,814      1,416    645,469
-------------------------------------------------------------------------------------------------------------------
   Total assets                         $     --   $ 16,883   $ 12,549    $108,605   $ 20,281   $ 38,287   $645,469
===================================================================================================================
LIABILITIES AND PARTNERS'/ MEMBERS'
CAPITAL:
   Mortgages and loans payable          $     --   $      -   $ 50,000    $      -   $ 15,628   $     --   $324,422
   Other liabilities                          --         25      1,766       6,158         73        708      3,935
   Partners'/members' capital                 --     16,858    (39,217)    102,447      4,580     37,579    317,112
-------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital           $     --   $ 16,883   $ 12,549    $108,605   $ 20,281   $ 38,287   $645,469
===================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                       $     --   $ 16,337   $  2,921    $109,127   $  1,862   $  7,956   $ 18,085
-------------------------------------------------------------------------------------------------------------------

                                                  JUNE 30, 2002
                                         -------------------------------
                                           MC-SJP
                                           MORRIS  HARBORSIDE   COMBINED
                                           REALTY  SOUTH PIER      TOTAL
------------------------------------------------------------------------
ASSETS:
   Rental property, net                  $ 17,173    $ 89,841   $278,669
   Other assets                             1,010         100    671,529
------------------------------------------------------------------------
   Total assets                          $ 18,183    $ 89,941   $950,198
========================================================================
LIABILITIES AND PARTNERS'/ MEMBERS'
CAPITAL:
   Mortgages and loans payable           $ 17,710    $ 59,675   $467,435
   Other liabilities                          146       3,434     16,245
   Partners'/members' capital                 327      26,832    466,518
------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital            $ 18,183    $ 89,941   $950,198
========================================================================
Company's net investment
   in unconsolidated
   joint ventures                        $    186    $ 16,137   $172,611
------------------------------------------------------------------------

                                                                      DECEMBER 31, 2001
                                       ----------------------------------------------------------------------------
                                                                          AMERICAN
                                                                   G&G   FINANCIAL    RAMLAND    ASHFORD
                                      PRU-BETA 3       HPMC     MARTCO    EXCHANGE     REALTY       LOOP      ARCAP
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                 $     --   $ 19,556   $  9,598    $ 81,070   $ 18,119   $ 37,157   $     --
   Other assets                              732     20,267      2,163         120      4,822      1,150    595,937
-------------------------------------------------------------------------------------------------------------------
   Total assets                         $    732   $ 39,823   $ 11,761    $ 81,190   $ 22,941   $ 38,307   $595,937
===================================================================================================================
LIABILITIES AND PARTNERS'/ MEMBERS'
CAPITAL:
   Mortgages and loans payable          $     --   $ 13,976   $ 50,000    $     --   $ 15,974   $     --   $324,819
   Other liabilities                          --        897      1,196       9,667         83        949      3,736
   Partners'/members' capital                732     24,950    (39,435)     71,523      6,884     37,358    267,382
-------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital           $    732   $ 39,823   $ 11,761    $ 81,190   $ 22,941   $ 38,307   $595,937
===================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                       $    350   $ 24,545   $  2,795    $ 74,651   $  3,014   $  7,809   $ 17,897
-------------------------------------------------------------------------------------------------------------------

                                                DECEMBER 31, 2001
                                         -------------------------------
                                           MC-SJP
                                           MORRIS  HARBORSIDE   COMBINED
                                           REALTY  SOUTH PIER      TOTAL
------------------------------------------------------------------------
ASSETS:
   Rental property, net                  $ 16,607    $ 63,236   $245,343
   Other assets                               107         100    625,398
------------------------------------------------------------------------
   Total assets                          $ 16,714    $ 63,336   $870,741
========================================================================
LIABILITIES AND PARTNERS'/ MEMBERS'
CAPITAL:
   Mortgages and loans payable           $ 16,795    $ 34,107   $455,671
   Other liabilities                          103       2,927     19,558
   Partners'/members' capital                (184)     26,302    395,512
------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital            $ 16,714    $ 63,336   $870,741
========================================================================
Company's net investment
   in unconsolidated
   joint ventures                        $    183    $ 15,296   $146,540
------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three month periods ended June 30, 2002 and 2001:

                                                                     THREE MONTHS ENDED JUNE 30, 2002
                                     ----------------------------------------------------------------------------------------------
                                                                                     AMERICAN
                                                                            G&G     FINANCIAL      RAMLAND     ASHFORD
                                       PRU-BETA 3            HPMC        MARTCO      EXCHANGE       REALTY        LOOP        ARCAP
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                       $         --    $     10,779   $     3,354   $       176   $      767   $   1,254   $   40,282
Operating and other expenses                   --            (268)         (883)          (10)        (263)       (841)      (5,275)
Depreciation and amortization                  --            (256)         (406)          (10)        (223)       (325)          --
Interest expense                               --             (82)         (488)           --         (208)         --       (6,490)
------------------------------------------------------------------------------------------------------------------------------------

Net income                           $         --    $     10,173   $     1,577   $       156   $       73   $      88   $   28,517
===================================================================================================================================
Company's equity in
 earnings of unconsolidated
 joint ventures                      $         13    $      4,705   $       945   $       156   $       36   $      16   $    3,503

------------------------------------------------------------------------------------------------------------------------------------

                                          THREE MONTHS ENDED JUNE 30, 2002
                                      ----------------------------------------
                                           MC-SJP
                                           MORRIS      HARBORSIDE      COMBINED
                                           REALTY      SOUTH PIER         TOTAL
------------------------------------------------------------------------------
Total revenues                        $        --   $         --   $    56,612
Operating and other expenses                   --            (10)       (7,550)
Depreciation and amortization                  --             --        (1,220)
Interest expense                               --             --        (7,268)
------------------------------------------------------------------------------
Net income                            $        --   $        (10)  $    40,574
==============================================================================
Company's equity in
 earnings of unconsolidated
 joint ventures                       $        --   $         --   $     9,374

------------------------------------------------------------------------------

                                                                     THREE MONTHS ENDED JUNE 30, 2001
                                     ----------------------------------------------------------------------------------------------
                                                                                     AMERICAN
                                                                            G&G     FINANCIAL      RAMLAND     ASHFORD
                                       PRU-BETA 3            HPMC        MARTCO      EXCHANGE       REALTY        LOOP        ARCAP
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                       $      1,235    $     13,936   $     3,084   $       158   $      989   $   1,491   $    8,504
Operating and other expenses                 (369)           (774)         (845)           (7)        (264)       (699)      (2,179)
Depreciation and amortization                (299)           (592)         (387)           (5)        (236)       (232)          --
Interest expense                               --            (929)         (808)           --         (299)         --       (4,903)
-----------------------------------------------------------------------------------------------------------------------------------

Net income                           $        567    $     11,641   $     1,044   $       146   $      190   $     560   $    1,422
===================================================================================================================================
Company's equity in
 earnings (loss) of unconsolidated
 joint ventures                      $        245    $      1,311   $       366   $      (617)  $       95   $     112   $      525
-----------------------------------------------------------------------------------------------------------------------------------

                                           THREE MONTHS ENDED JUNE 30, 2001
                                       ----------------------------------------
                                            MC-SJP
                                            MORRIS     HARBORSIDE      COMBINED
                                            REALTY     SOUTH PIER         TOTAL
-------------------------------------------------------------------------------
Total revenues                         $        --   $         --   $    29,397
Operating and other expenses                    --             --        (5,137)
Depreciation and amortization                   --             --        (1,751)
Interest expense                                --             --        (6,939)
-------------------------------------------------------------------------------
Net income                             $        --   $         --   $    15,570
===============================================================================
Company's equity in
 earnings (loss) of unconsolidated
 joint ventures                        $        --   $         --   $     2,037
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the six months ended June 30, 2002 and 2001:

                                                                     SIX MONTHS ENDED JUNE 30, 2002
                                     ----------------------------------------------------------------------------------------------
                                                                                     AMERICAN
                                                                            G&G     FINANCIAL      RAMLAND     ASHFORD
                                       PRU-BETA 3            HPMC        MARTCO      EXCHANGE       REALTY        LOOP        ARCAP
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                       $         --    $     12,087   $     6,760   $       180   $    1,740   $   2,285   $   39,498
Operating and other expenses                   --            (660)       (1,736)          (20)      (2,119)     (1,289)      (9,160)
Depreciation and amortization                  --            (641)         (813)          (20)      (1,526)       (487)          --
Interest expense                               --            (233)         (993)           --         (398)         --      (12,968)
-----------------------------------------------------------------------------------------------------------------------------------

Net income                           $         --    $     10,553   $     3,218   $       140   $   (2,303)  $     509   $   17,370
===================================================================================================================================
Company's equity in
 earnings (loss) of unconsolidated
 joint ventures                      $         --    $      6,020   $     1,627   $       140   $   (1,152)  $     148   $    1,286

-----------------------------------------------------------------------------------------------------------------------------------

                                              SIX MONTHS ENDED JUNE 30, 2002
                                          ----------------------------------------
                                               MC-SJP
                                               MORRIS     HARBORSIDE      COMBINED
                                               REALTY     SOUTH PIER         TOTAL
----------------------------------------------------------------------------------
Total revenues                            $        --   $         --   $    62,550
Operating and other expenses                       --            (10)      (14,994)
Depreciation and amortization                      --             --        (3,487)
Interest expense                                   --             --       (14,592)
----------------------------------------------------------------------------------

Net income                                $        --   $        (10)  $    29,477
==================================================================================
Company's equity in
 earnings (loss) of unconsolidated
 joint ventures                           $        --   $         --   $     8,069

----------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED JUNE 30, 2001
                                     ----------------------------------------------------------------------------------------------
                                                                                     AMERICAN
                                                                            G&G     FINANCIAL      RAMLAN      ASHFORD
                                       PRU-BETA 3            HPMC        MARTCO      EXCHANGE       REALTY        LOOP        ARCAP
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                       $      2,488    $     14,992   $     5,807   $       379   $    1,958   $   3,064   $   27,830
Operating and other expenses                 (782)           (948)       (1,650)          (41)        (607)     (1,416)      (4,003)
Depreciation and amortization                (592)           (933)         (777)          (20)        (483)       (462)          --
Interest expense                               --          (1,256)       (1,793)           --         (654)         --       (7,890)
-----------------------------------------------------------------------------------------------------------------------------------

Net income                           $      1,114    $     11,855   $     1,587   $       318   $      214   $   1,186   $   15,937
===================================================================================================================================
Company's equity in
 earnings (loss) of unconsolidated
 joint ventures                      $        503    $      3,464   $       536   $      (445)  $      154   $     209   $    1,025
-----------------------------------------------------------------------------------------------------------------------------------

                                                    SIX MONTHS ENDED JUNE 30, 2001
                                              ----------------------------------------
                                                   MC-SJP
                                                   MORRIS     HARBORSIDE      COMBINED
                                                   REALTY     SOUTH PIER         TOTAL
--------------------------------------------------------------------------------------
Total revenues                                $        --   $         --   $    56,518
Operating and other expenses                           --             --        (9,447)
Depreciation and amortization                          --             --        (3,267)
Interest expense                                       --             --       (11,593)
--------------------------------------------------------------------------------------

Net income                                    $        --   $         --   $    32,211
======================================================================================
Company's equity in
 earnings (loss) of unconsolidated
 joint ventures                               $        --   $         --   $     5,446
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                             SELECT FINANCIAL RATIOS

======================================================================================================
RATIOS COMPUTED FOR INDUSTRY                     JUNE 30,
COMPARISONS:                                2002         2001
------------------------------------------------------------------------------------------------------
FINANCIAL POSITION RATIOS:
Total Debt/ Total Book                     45.18%       45.77%
   Capitalization
   (BOOK VALUE) (%)

Total Debt/ Total Market                   40.34%       46.11%
   Capitalization
   (MARKET VALUE) (%)

Total Debt/ Total Undepreciated            40.86%       41.43%
   Assets (%)

Secured Debt/ Total Undepreciated          12.98%       11.98%
   Assets (%)

------------------------------------------------------------------------------------------------------

======================================================================================================
                                             THREE MONTHS ENDED           SIX MONTHS ENDED
                                                  JUNE 30,                    JUNE 30,
                                           ---------------------        -------------------
                                            2002          2001          2002           2001
------------------------------------------------------------------------------------------------------
OPERATIONAL RATIOS:
Interest Coverage                           3.87          3.46          3.71           3.42
(FUNDS FROM OPERATIONS+INTEREST
   EXPENSE)/INTEREST EXPENSE (X)

Debt Service Coverage                       3.75          3.37          3.60           3.33
  (FUNDS FROM OPERATIONS +
  INTEREST EXPENSE)/(INTEREST
  EXPENSE + PRINCIPAL AMORT.) (X)

Fixed Charge Coverage                       2.71          2.65          2.64           2.64
  (FUNDS FROM OPERATIONS +
  INTEREST EXPENSE)/(INTEREST
  EXPENSE + CAPITALIZED
  INTEREST+PREF. DIV.
  +PRIN. AMORT.+GROUND LEASE
  PAYMENTS)(X)

FFO Payout                                 61.83%        65.49%        64.42%         66.87%
  (DIVIDENDS DECLARED/FUNDS FROM
  OPERATIONS) (%)

CAD Payout                                 72.86%        76.96%        75.21%         77.70%
  (DIVIDENDS DECLARED/ CASH
  AVAILABLE FOR DISTRIBUTION) (%)

======================================================================================================


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                  DEBT ANALYSIS
                              (AS OF JUNE 30, 2002)


                                 DEBT BREAKDOWN
                             (DOLLARS IN THOUSANDS)

==============================================================================================================================
                                                                                    WEIGHTED AVERAGE        WEIGHTED AVERAGE
                                             BALANCE                 % OF TOTAL       INTEREST RATE (a)     MATURITY IN YEARS
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt                $     509,794                     29.89%           7.10%                  3.18
Fixed Rate Unsecured Notes                 1,097,087                     64.32%           7.51%                  5.01
Variable Rate Secured Debt                    32,178                      1.89%           2.74%                  6.58
Variable Rate Unsecured Debt                  66,600                      3.90%           2.79%                  0.98
------------------------------------------------------------------------------------------------------------------------------

TOTALS/WEIGHTED AVERAGE:               $   1,705,659                    100.00%           7.11%                  4.33
==============================================================================================================================

                                FUTURE REPAYMENTS
                             (DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                            SCHEDULED       PRINCIPAL                  WEIGHTED AVERAGE INTEREST RATE
PERIOD                                   AMORTIZATION      MATURITIES         TOTAL        OF FUTURE REPAYMENTS (a)
-------------------------------------------------------------------------------------------------------------------------
2002                                    $       2,406    $         --    $    2,406                 7.72%
2003                                            4,145         258,694       262,839                 6.17%
2004                                            2,922         309,863       312,785                 7.34%
2005                                            2,066         253,178       255,244                 7.13%
2006                                              222         220,000       220,222                 7.06%
Thereafter                                         58         656,542       656,600                 7.36%
-------------------------------------------------------------------------------------------------------------------------
Sub-total                                      11,819       1,698,277     1,710,096                 7.11%
 Adjustment for unamortized
 debt discount/premium, net, as
 of June 30, 2002                              (4,437)             --        (4,437)                  --
-------------------------------------------------------------------------------------------------------------------------

TOTALS/WEIGHTED AVERAGE:                $       7,382     $ 1,698,277    $1,705,659                 7.11%
=========================================================================================================================

(a) Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of June 30, 2002 of 2.02 percent was used in calculating revolving credit facility and other variable rate debt interest rates.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                 DEBT MATURITIES
                             (DOLLARS IN THOUSANDS)

=================================================================================================================================
                                2002          2003         2004         2005         2006         2007         2008          2009
---------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT:
Mack-Cali Willowbrook                     $  6,811
400 Chestnut Ridge                                     $  9,863
Mack-Cali Centre VI                                                 $ 35,000
Prudential Portfolio                                                 150,000
Mack-Cali Bridgewater I                                               23,000
Mack-Cali Woodbridge II                                               17,500
Mack-Cali Short Hills                                                 22,089
500 West Putnam Ave                                                    5,589
Harborside Financial
   Center- Plaza 1                                                               $ 75,358
Harborside Financial
   Center- Plazas 2 & 3                                                           144,642
Mack-Cali Airport                                                                              $ 9,364
Kemble Plaza I                                                                                                           $ 32,178
---------------------------------------------------------------------------------------------------------------------------------
TOTAL SECURED DEBT:               --      $  6,811     $  9,863     $253,178     $220,000      $ 9,364           --      $ 32,178
=================================================================================================================================

UNSECURED DEBT:
Unsecured credit facility                 $ 66,600
  7.180% unsecured notes
   due 12/03                               185,283
  7.000% unsecured notes
   due 3/04                                            $300,000
  7.250% unsecured notes
   due 3/09                                                                                                              $300,000
  7.835% unsecured notes
   due 12/10
  7.750% unsecured notes
   due 2/11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBT:             --      $251,883     $300,000           --           --           --           --      $300,000
=================================================================================================================================

=================================================================================================================================
TOTAL DEBT:                       --      $258,694     $309,863     $253,178     $220,000      $ 9,364           --      $332,178
=================================================================================================================================

===================================================================
                                     2010         2011       TOTALS
-------------------------------------------------------------------
SECURED DEBT:
Mack-Cali Willowbrook                                    $    6,811
400 Chestnut Ridge                                            9,863
Mack-Cali Centre VI                                          35,000
Prudential Portfolio                                        150,000
Mack-Cali Bridgewater I                                      23,000
Mack-Cali Woodbridge II                                      17,500
Mack-Cali Short Hills                                        22,089
500 West Putnam Ave                                           5,589
Harborside Financial
   Center- Plaza 1                                           75,358
Harborside Financial
   Center- Plazas 2 & 3                                     144,642
Mack-Cali Airport                                             9,364
Kemble Plaza I                                               32,178
-------------------------------------------------------------------
TOTAL SECURED DEBT:                    --           --   $  531,394
===================================================================

UNSECURED DEBT:
Unsecured credit facility                                $   66,600
  7.180% unsecured notes
   due 12/03                                                185,283
  7.000% unsecured notes
   due 3/04                                                 300,000
  7.250% unsecured notes
   due 3/09                                                 300,000
  7.835% unsecured notes
   due 12/10                      $15,000                    15,000
  7.750% unsecured notes
   due 2/11                                   $300,000      300,000
-------------------------------------------------------------------
TOTAL UNSECURED DEBT:             $15,000     $300,000   $1,166,883
===================================================================

===================================================================
TOTAL DEBT:                       $15,000     $300,000   $1,698,277
===================================================================


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                   DEBT DETAIL
                             (DOLLARS IN THOUSANDS)

                                                                                    PRINCIPAL BALANCE AT
                                                                     EFFECTIVE    -----------------------
                                                                      INTEREST      JUNE 30, DECEMBER 31,    DATE OF
PROPERTY NAME                        LENDER                             RATE            2002         2001   MATURITY
--------------------------------------------------------------------------------------------------------------------
SENIOR UNSECURED NOTES: (a)
7.180% Senior Unsecured Notes        public debt                          7.230%  $  185,283   $  185,283   12/31/03
7.000% Senior Unsecured Notes        public debt                          7.270%     299,864      299,824   03/15/04
7.250% Senior Unsecured Notes        public debt                          7.490%     298,424      298,307   03/15/09
7.835% Senior Unsecured Notes        public debt                          7.950%      15,000       15,000   12/15/10
7.750% Senior Unsecured Notes        public debt                          7.930%     298,516      298,429   02/15/11
--------------------------------------------------------------------------------------------------------------------
TOTAL SENIOR UNSECURED NOTES:                                                     $1,097,087   $1,096,843
--------------------------------------------------------------------------------------------------------------------

REVOLVING CREDIT FACILITIES:
2000 Unsecured Facility (b)          22 Lenders                    LIBOR+ 0.800%  $   66,600   $   59,500   06/22/03
--------------------------------------------------------------------------------------------------------------------
TOTAL REVOLVING CREDIT FACILITIES:                                                $   66,600   $   59,500
--------------------------------------------------------------------------------------------------------------------

PROPERTY MORTGAGES:
Mack-Cali Willowbrook                CIGNA                                8.670%  $    8,139   $    8,598   10/01/03
400 Chestnut Ridge                   Prudential Insurance Co.             9.440%      12,141       12,646   07/01/04
Mack-Cali Centre VI                  Principal Life Insurance Co.         6.865%      35,000       35,000   04/01/05
Various (c)                          Prudential Insurance Co.             7.100%     150,000      150,000   05/15/05
Mack-Cali Bridgewater I              New York Life Ins. Co.               7.000%      23,000       23,000   09/10/05
Mack-Cali Woodbridge II              New York Life Ins. Co.               7.500%      17,500       17,500   09/10/05
Mack-Cali Short Hills                Prudential Insurance Co.             7.740%      24,851       25,218   10/01/05
500 West Putnam Avenue               New York Life Ins. Co.               6.520%       8,852        9,273   10/10/05
Harborside - Plaza 1                 U.S. West Pension Trust              5.610%      59,883       57,978   01/01/06
Harborside - Plazas 2 and 3          Northwestern/Principal               7.363%     160,117      162,022   01/01/06
Mack-Cali Airport                    Allstate Life Insurance Co.          7.050%      10,311       10,394   04/01/07
Kemble Plaza I                       Mitsubishi Tr & Bk Co.         LIBOR+0.650%      32,178       32,178   01/31/09
--------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY MORTGAGES:                                                         $  541,972   $  543,807
--------------------------------------------------------------------------------------------------------------------

TOTAL DEBT:                                                                       $1,705,659   $1,700,150
====================================================================================================================

(a) Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.
(b)  Total borrowing capacity under this facility is $800.0 million.
(c) The Company has the option to convert the mortgage loan, which is secured by 12 properties, to unsecured debt, subject to, amongst other things, the Company having an investment grade rating from two rating agencies (at least one of which must be from S&P or Moody's) at the time of conversion.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                            III. FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                            III. FINANCIAL STATEMENTS

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                        THREE MONTHS ENDED        SIX MONTHS ENDED
                                                                             JUNE 30,                 JUNE 30,
                                                                      ----------------------   ---------------------
REVENUES                                                                   2002         2001        2002        2001
--------------------------------------------------------------------------------------------------------------------
Base rents                                                            $ 122,049    $ 129,419   $ 248,506   $ 254,795
Escalations and recoveries from tenants                                  14,427       13,430      27,697      28,192
Parking and other                                                         4,536        3,060       7,600       5,406
Interest income                                                             446          472         784       1,085
--------------------------------------------------------------------------------------------------------------------
     Total revenues                                                     141,458      146,381     284,587     289,478
--------------------------------------------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------------------------------------------
Real estate taxes                                                        15,369       15,510      30,702      30,797
Utilities                                                                 9,307       10,699      19,437      22,655
Operating services                                                       16,541       17,686      32,739      35,565
General and administrative                                                7,903        6,856      14,608      12,866
Depreciation and amortization                                            27,522       21,951      51,475      45,435
Interest expense                                                         25,596       28,555      51,955      56,920
--------------------------------------------------------------------------------------------------------------------
     Total expenses                                                     102,238      101,257     200,916     204,238
--------------------------------------------------------------------------------------------------------------------

Equity in earnings of unconsolidated joint ventures                       9,374        2,037       8,069       5,446
--------------------------------------------------------------------------------------------------------------------
Income before realized gains (losses) and unrealized losses on
  disposition of rental property and minority interest                   48,594       47,161      91,740      90,686
Realized gains (losses) and unrealized losses on disposition
  of rental property, net                                                (4,840)      22,510       2,258       1,947
--------------------------------------------------------------------------------------------------------------------
Income before minority interest                                          43,754       69,671      93,998      92,633
Minority interest in Operating Partnership                                8,715       11,998      18,344      18,222
--------------------------------------------------------------------------------------------------------------------

Net income                                                            $  35,039    $  57,673   $  75,654   $  74,411
====================================================================================================================

PER SHARE DATA:
Basic earnings per share                                              $    0.61    $    1.02   $    1.33   $    1.31

Diluted earnings per share                                            $    0.61    $    0.98   $    1.31   $    1.30

Dividends declared per common share                                   $    0.62    $    0.61   $    1.24   $    1.22
--------------------------------------------------------------------------------------------------------------------

Basic weighted average shares outstanding                                57,241       56,519      57,021      56,662

Diluted weighted average shares outstanding                              65,606       71,044      71,702      71,198
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                           JUNE 30,   DECEMBER 31,
ASSETS                                                                         2002           2001
--------------------------------------------------------------------------------------------------
Rental property
     Land and leasehold interests                                       $   505,363    $   479,358
     Buildings and improvements                                           2,977,233      2,751,453
     Tenant improvements                                                    152,230        140,071
     Furniture, fixtures and equipment                                        7,326          7,189
--------------------------------------------------------------------------------------------------
                                                                          3,642,152      3,378,071
Less - accumulated depreciation and amortization                           (399,041)      (350,705)
--------------------------------------------------------------------------------------------------
                                                                          3,243,111      3,027,366
Rental property held for sale, net                                          120,109        384,626
--------------------------------------------------------------------------------------------------
        Net investment in rental property                                 3,363,220      3,411,992
Cash and cash equivalents                                                    64,939         12,835
Investments in unconsolidated joint ventures                                172,611        146,540
Unbilled rents receivable, net                                               61,526         60,829
Deferred charges and other assets, net                                      101,407        101,499
Restricted cash                                                               7,358          7,914
Accounts receivable, net of allowance for doubtful accounts
     of $685 and $752                                                         4,447          5,161
--------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $ 3,775,508    $ 3,746,770
==================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------
Senior unsecured notes                                                  $ 1,097,087    $ 1,096,843
Revolving credit facilities                                                  66,600         59,500
Mortgages and loans payable                                                 541,972        543,807
Dividends and distributions payable                                          44,493         44,069
Accounts payable and accrued expenses                                        61,546         64,620
Rents received in advance and security deposits                              33,212         33,512
Accrued interest payable                                                     25,639         25,587
--------------------------------------------------------------------------------------------------
     Total liabilities                                                    1,870,549      1,867,938
--------------------------------------------------------------------------------------------------

Minority interest in Operating Partnership                                  439,848        446,244

Commitments and contingencies

STOCKHOLDERS' EQUITY:
Preferred stock, 5,000,000 shares authorized, none issued                        --             --
Common stock, $0.01 par value, 190,000,000 shares authorized,
     57,666,984 and 56,712,270 shares outstanding                               576            567
Additional paid-in capital                                                1,529,424      1,501,623
Dividends in excess of net earnings                                         (60,483)       (64,906)
Unamortized stock compensation                                               (4,406)        (4,696)
--------------------------------------------------------------------------------------------------
     Total stockholders' equity                                           1,465,111      1,432,588
--------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $ 3,775,508    $ 3,746,770
==================================================================================================


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)


                                                             COMMON STOCK            ADDITIONAL    DIVIDENDS IN
                                                        -----------------------         PAID-IN       EXCESS OF
                                                        SHARES        PAR VALUE         CAPITAL    NET EARNINGS
---------------------------------------------------------------------------------------------------------------
Balance at January 1, 2002                                56,712    $        567   $  1,501,623    $    (64,906)
   Net income                                                 --              --             --          75,654
   Dividends                                                  --              --             --         (71,231)
   Redemption of common units for
    shares of common stock                                   225               2          7,130              --
   Proceeds from stock options exercised                     630               6         16,566              --
   Proceeds from stock warrants exercised                    105               1          3,464              --
   Deferred compensation plan for directors                   --              --             82              --
   Amortization of stock compensation                         --              --             --              --
   Adjustment to fair value of restricted stock               --              --            711              --
   Repurchase of common stock                                 (5)             --           (152)             --
---------------------------------------------------------------------------------------------------------------

BALANCE AT JUNE 30, 2002                                  57,667    $        576   $  1,529,424    $    (60,483)
===============================================================================================================

                                                         UNAMORTIZED           TOTAL
                                                               STOCK   STOCKHOLDERS'
                                                        COMPENSATION          EQUITY
------------------------------------------------------------------------------------
Balance at January 1, 2002                              $     (4,696)   $  1,432,588
   Net income                                                     --          75,654
   Dividends                                                      --         (71,231)
   Redemption of common units for
    shares of common stock                                        --           7,132
   Proceeds from stock options exercised                          --          16,572
   Proceeds from stock warrants exercised                         --           3,465
   Deferred compensation plan for directors                       --              82
   Amortization of stock compensation                          1,001           1,001
   Adjustment to fair value of restricted stock                 (711)             --
   Repurchase of common stock                                     --            (152)
------------------------------------------------------------------------------------

BALANCE AT JUNE 30, 2002                                $     (4,406)   $  1,465,111
====================================================================================


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                     STATEMENTS OF FUNDS FROM OPERATIONS AND
                         CASH AVAILABLE FOR DISTRIBUTION
                  (IN THOUSANDS, EXCEPT PER SHARE/UNIT AMOUNTS)

                                                                          THREE MONTHS ENDED         SIX MONTHS ENDED
                                                                               JUNE 30,                   JUNE 30,
=========================================================================================================================
                                                                           2002          2001          2002          2001
-------------------------------------------------------------------------------------------------------------------------
Income before realized gains (losses) and unrealized
  losses on disposition of rental property, and minority  interest    $  48,594     $  47,161     $  91,740     $  90,686
     Add: Real estate-related depreciation and amortization (a)          27,540        23,068        51,989        47,071
          Gain on sale of land                                              717            --           717            --
     Deduct: Adj. to rental income for straight-lining of rents (b)      (1,210)       (4,057)       (2,923)       (7,862)
          Equity in earnings from gain on sale of rental property        (3,506)           --        (3,506)           --
-------------------------------------------------------------------------------------------------------------------------
Funds from operations (c), after adjustment for
  straight-lining of rents                                            $  72,135     $  66,172     $ 138,017     $ 129,895
-------------------------------------------------------------------------------------------------------------------------
Deduct:
Non-incremental revenue generating capital expenditures:
     Capital expenditures                                                (1,947)       (1,461)       (2,265)       (2,374)
     Tenant improvements and leasing commissions                         (8,969)       (8,399)      (17,535)      (15,724)
-------------------------------------------------------------------------------------------------------------------------
Cash available for distribution                                       $  61,219     $  56,312     $ 118,217     $ 111,797
=========================================================================================================================

Basic weighted average shares/units outstanding (d)                      65,168        64,476        64,961        64,621
Diluted weighted average shares/units outstanding (e)                    71,940        71,044        71,702        71,198

PER SHARE/UNIT - BASIC(f):
     Funds from operations                                            $    1.05     $    0.97     $    2.00     $    1.89
     Cash available for distribution                                  $    0.88     $    0.81     $    1.70     $    1.61

PER SHARE/UNIT - DILUTED:
     Funds from operations                                            $    1.00     $    0.93     $    1.92     $    1.82
     Cash available for distribution                                  $    0.85     $    0.79     $    1.65     $    1.57

Dividend per common share                                             $    0.62     $    0.61     $    1.24     $    1.22

DIVIDEND PAYOUT RATIOS:
     Funds from operations-diluted                                        61.83%        65.49%        64.42%        66.87%
     Cash available for distribution-diluted                              72.86%        76.96%        75.21%        77.70%
=========================================================================================================================

(a) Includes the Company's share from unconsolidated joint ventures of $239 and $1,321 for the three months ended June 30, 2002 and 2001, respectively, and $953 and $2,043 for the six months ended June 30, 2002 and 2001, respectively.
(b) Includes the Company's share from unconsolidated joint ventures of $94 and $90 for the three months ended June 30, 2002 and 2001, respectively, and $(953) and $126 for the six months ended June 30, 2002 and 2001, respectively.
(c) Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999.
(d) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(e) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(f) Amounts calculated after deduction for distributions to preferred unitholders of $3,863 and $3,879 for the three months ended June 30, 2002 and 2001, respectively, and $7,806 and $7,758 for the six months ended June 30, 2002 and 2001, respectively.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                 RECONCILIATION OF BASIC-TO-DILUTED SHARES/UNITS
                                 (IN THOUSANDS)

The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding:

--------------------------------------------------------------------------------------------------
                                                      THREE MONTHS ENDED        SIX MONTHS ENDED
                                                           JUNE 30,                  JUNE 30,
                                                     -------------------       -------------------
                                                       2002         2001         2002         2001
--------------------------------------------------------------------------------------------------
Basic weighted average shares outstanding:           57,241       56,519       57,021       56,662
Add: Weighted average common units                    7,927        7,957        7,940        7,959
--------------------------------------------------------------------------------------------------
Basic weighted average shares/units:                 65,168       64,476       64,961       64,621
Add: Weighted average preferred units
     (after conversion to common units)               6,334        6,359        6,346        6,359
     Stock options                                      429          209          390          218
     Stock warrants                                       9           --            5           --
--------------------------------------------------------------------------------------------------

Diluted weighted average shares/units outstanding:   71,940       71,044       71,702       71,198
==================================================================================================


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                           IV. VALUE CREATION PIPELINE


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                           IV. VALUE CREATION PIPELINE

                         OPERATING PROPERTY ACQUISITIONS
                             (DOLLARS IN THOUSANDS)

                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  No Activity.

                      FOR THE YEAR ENDED DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
ACQUISITION                                                                                # OF            RENTABLE   INVESTMENT BY
  DATE             PROPERTY/PORTFOLIO NAME           LOCATION                              BLDGS.       SQUARE FEET     COMPANY (a)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE
04/06/01           4 & 6 Campus Drive                Parsippany, Morris County, NJ           2              295,766   $      48,404
11/06/01           9 Campus Drive (b)                Parsippany, Morris County, NJ           1              156,495          15,073
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE PROPERTY ACQUISITIONS:                                                          3              452,261   $      63,477
-----------------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX
02/14/01           31 & 41 Twosome Drive (c)(d)      Moorestown, Burlington County, NJ       2              127,250   $       7,155
04/27/01           1245 & 1247 N. Church Street,
                   2 Twosome Drive (c)(d)            Moorestown, Burlington County, NJ       3              154,200          11,083
08/03/01           5 & 6 Skyline Drive               Hawthorne, Westchester County, NY       2              168,177          14,846
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/ FLEX PROPERTY ACQUISITIONS:                                                    7              449,627   $      33,084
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING PROPERTY ACQUISITIONS:                                                      10              901,888   $      96,561
===================================================================================================================================

SEE FOOTNOTES TO THE ABOVE SCHEDULES ON PAGE 30.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                          PROPERTIES PLACED IN SERVICE
                             (DOLLARS IN THOUSANDS)

                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

----------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                                # OF          RENTABLE    INVESTMENT BY
  IN SERVICE       PROPERTY/PORTFOLIO NAME           LOCATION                              BLDGS.     SQUARE FEET      COMPANY (e)
----------------------------------------------------------------------------------------------------------------------------------
OFFICE/FLEX:
04/01/02           125 Clearbrook Road               Elmsford, Westchester County, NY         1            33,000   $        4,638
----------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTIES PLACED IN SERVICE:                                                           1            33,000   $        4,638
==================================================================================================================================

                      FOR THE YEAR ENDED DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                                # OF          RENTABLE    INVESTMENT BY
  IN SERVICE       PROPERTY/PORTFOLIO NAME           LOCATION                              BLDGS.     SQUARE FEET      COMPANY (e)
----------------------------------------------------------------------------------------------------------------------------------
OFFICE:
01/15/01           105 Eisenhower Parkway            Roseland, Essex County, NJ               1           220,000   $       47,328
03/01/01           8181 East Tufts Avenue            Denver, Denver County, CO                1           185,254           34,993
----------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTIES PLACED IN SERVICE:                                                           2           405,254   $       82,321
==================================================================================================================================

(a) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facility.
(b) The Company acquired the remaining 50 percent interest in this property from an unconsolidated joint venture. Investment by Company represents the net cost of acquiring the remaining interest.
(c) Transactions were funded primarily from net proceeds received in the sale of a rental property, as well as the Company's cash reserves and draws on the Company's credit facility.
(d) The properties were acquired through the exercise of a purchase option obtained in the initial acquisition of the McGarvey portfolio in January 1998.
(e) Unless otherwise noted, development costs were funded primarily through draws on the Company's credit facility.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                        SUMMARY OF CONSTRUCTION PROJECTS
                             (DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                             ESTIMATED                               COSTS
                                                             PLACED IN     NUMBER                 INCURRED         TOTAL
                                               TYPE OF        SERVICE        OF        SQUARE      THROUGH     ESTIMATED    CURRENT
          PROJECT            LOCATION          SPACE            DATE     BUILDINGS      FEET       6/30/02         COSTS   % LEASED
-----------------------------------------------------------------------------------------------------------------------------------
MAJORITY OWNED:
Harborside Plaza 5           Jersey City, NJ   Office         2002-4Q        1          980,000  $ 169,833   $   260,000       57.8%
600 Horizon Drive            Hamilton Twp, NJ  Office/Flex    2002-4Q        1           95,000      2,178        10,700      100.0%
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                   2        1,075,000  $ 172,011   $   270,700       61.5%
-----------------------------------------------------------------------------------------------------------------------------------

UNCONSOLIDATED JOINT
VENTURES:
Hyatt Regency South Pier (a) Jersey City, NJ   Hotel          2002-3Q        1          280,000     16,137        18,000        n/a
Harborside Plaza 10 (b)      Jersey City, NJ   Office         2002-4Q        1          575,000    101,394       145,000      100.0%
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                   2          855,000  $ 117,531   $   163,000      100.0%
-----------------------------------------------------------------------------------------------------------------------------------

GRAND TOTAL:                                                                 4        1,930,000  $ 289,542   $   433,700       78.6%
===================================================================================================================================

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $103.0 million.
(b) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $145.0 million.


                  SUMMARY OF DEVELOPMENT PROPERTIES IN LEASE-UP
                             (DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     COSTS
                                                TYPE OF       PLACED        NUMBER                INCURRED         TOTAL
                                                 SPACE        IN            OF         SQUARE      THROUGH     ESTIMATED   CURRENT
           PROJECT             LOCATION          DATE       SERVICE      BUILDINGS      FEET       6/30/02         COSTS  % LEASED
----------------------------------------------------------------------------------------------------------------------------------
UNCONSOLIDATED JOINT
VENTURES:
Pacific Plaza Phase I (a)      Daly City, CA    Office      08/20/01        1          369,682   $    6,822   $     6,822     83.8%

----------------------------------------------------------------------------------------------------------------------------------

GRAND TOTAL:                                                                1          369,682   $    6,822   $     6,822     83.8%
==================================================================================================================================

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $89.4 million.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                             SUMMARY OF LAND PARCELS

                                                                        DEVELOPMENT
                                                                         POTENTIAL
SITE                                     TOWN/CITY        STATE  ACRES   (SQ. FT.)     TYPE OF SPACE
-------------------------------------------------------------------------------------------------------
Horizon Center                            Hamilton          NJ    33.5      300,000  Office/Flex/Retail
American Financial Exchange (a)          Jersey City        NJ     3.6    1,225,000        Office
Harborside Financial Center (b)          Jersey City        NJ     6.5    3,113,500        Office
Mack-Cali Business Campus (c)       Parsippany & Hanover    NJ   110.0    1,350,000        Office
Morris V and VI (a)                      Parsippany         NJ    47.5      645,000        Office
Commercenter                               Totowa           NJ     5.8       30,000     Office/Flex
Princeton Metro (c)                     West Windsor        NJ    10.0       97,000        Office
Princeton Overlook II                   West Windsor        NJ    10.0      149,500        Office
Cross Westchester Executive
  Park                                    Elmsford          NY     5.0       60,000     Office/Flex
Elmsford Distribution Center (d)          Elmsford          NY    14.5      100,000      Warehouse
Mid-Westchester Executive Park (d)        Hawthorne         NY     1.2       40,000     Office/Flex
Mid-Westchester Executive Park            Hawthorne         NY     7.2       82,250     Office/Flex
One Ramland Road (a)                     Orangeburg         NY    20.0      100,000     Office/Flex
South Westchester Executive
  Park (d)                                 Yonkers          NY    60.0      500,000     Office/Flex
South Westchester Executive Park           Yonkers          NY     2.7       50,000     Office/Flex
Airport Business Center                    Lester           PA    12.6      135,000        Office
Eastpoint II                               Lanham           MD     4.8      122,000     Office/Hotel
Tri West Plaza II (d)                      Dallas           TX     4.5      500,000        Office
Hilltop Business Center                   Littleton         CO     7.1      128,000        Office
Pacific Plaza Phase III (e)               Daly City         CA     2.5      270,000        Office
-------------------------------------------------------------------------------------------------------

TOTALS                                                           369.0    8,997,250
=======================================================================================================

(a)  Land owned by joint venture in which Mack-Cali is an equity partner.
(b)  In addition, there are 21 acres of riparian property.
(c) Land owned by Mack-Cali which is subject to a contribution agreement to a development joint venture.
(d)  Mack-Cali holds an option to purchase this land.
(e) Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                              RENTAL PROPERTY SALES
                             (DOLLARS IN THOUSANDS)

                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                                         RENTABLE
SALE                                                            # OF       SQUARE  NET SALES  NET BOOK      REALIZED
DATE          PROPERTY/PORTFOLIO NAME  LOCATION                BLDGS.        FEET   PROCEEDS    VALUE   GAIN/ (LOSS)
--------------------------------------------------------------------------------------------------------------------
OFFICE:
05/13/02      Dallas Portfolio (a)     Metro Dallas, TX            4      488,789  $  33,115  $ 34,760  $     (1,645)

05/29/02      750 South Richfield      Aurora, Arapahoe
              Street                   County, CO                  1      108,240     20,631    21,291          (660)

06/06/02      Houston Portfolio (b)    Houston, Harris
                                       County, TX                  3      413,107     25,482    24,393         1,089

RESIDENTIAL:
01/30/02      25 Martine Avenue        White Plains,
                                       Westchester County, NY      1    124 units     17,559    10,461         7,098

LAND:
04/25/02      Horizon Center Land      Hamilton Township,
                                       Mercer County, NJ          --  0.756 acres        758        41           717
--------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY SALES:                                              9    1,010,136  $  97,545  $ 90,946  $      6,599
====================================================================================================================

(a) On May 13, 2002, the Company sold 3100 Monticello, 2300 Valley View, 150 West Parkway and 555 Republic Place in a single transaction with one buyer, Brookview Properties, L.P., an entity that includes a partner, whose principals include Paul A. Nussbaum, a former member of the Board of Directors of the Company. The Company provided the purchaser with a $5,000 subordinated loan that bears interest at 15 percent with a current rate of 11 percent. The entire principal of the loan is payable at maturity in November 2007. In conjunction with the purchaser's subsequent sale of one of its acquired properties, the purchaser repaid $953 of the loan principal through June 30, 2002. In July 2002, the purchaser repaid an additional $564 of the loan principal.
(b) On June 6, 2002, the Company sold 1717 St. James Place, 5300 Memorial Drive and 10497 Town & Country Way in a single transaction with one buyer, Parkway Properties LP.

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                 RENTABLE
SALE                                                                     # OF      SQUARE  NET SALES  NET BOOK    REALIZED
DATE          PROPERTY NAME              LOCATION                       BLDGS.       FEET   PROCEEDS   VALUE    GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------
OFFICE:
06/01/01      1777 N.E. Loop 410         San Antonio, Bexar County, TX       1    256,137  $  21,313  $ 16,703  $     4,610
06/15/01      14511 Falling Creek        Houston, Harris County, TX          1     70,999      2,982     2,458          524
07/17/01      8214 Westchester           Dallas, Dallas County, TX           1     95,509      8,966     8,465          501
08/01/01      2600 Westown Parkway       West Des Moines, Polk               1     72,265      5,165     5,570         (405)
                                         County, IA
09/26/01      1709 New York Avenue, NW   Washington, DC                      1    166,000     65,151    50,640       14,511
11/14/01      200 Concord Plaza Drive    San Antonio, Bexar County, TX       1    248,700     30,927    32,609       (1,682)
12/21/01      5225 Katy Freeway          Houston, Harris County, TX          1    112,213      6,887     7,393         (506)

RESIDENTIAL:
06/21/01      Tenby Chase Apartments     Delran, Burlington County, NJ       1  327 units     19,336     2,399       16,937

OTHER:
04/03/01      North Pier-Harborside (a)  Jersey City, Hudson County,  NJ    --        n/a      3,357     2,918          439

---------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY SALES:                                                        8  1,021,823  $ 164,084  $129,155  $    34,929
===========================================================================================================================

(a) In connection with the sale of North Pier-Harborside, the Company provided to the purchaser a non-interest-bearing $2,027 note, which was repaid in April 2002.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                        V. PORTFOLIO/ LEASING STATISTICS


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                        V. PORTFOLIO/ LEASING STATISTICS

                               LEASING STATISTICS
                   (FOR THE THREE MONTHS ENDED JUNE 30, 2002)

                        CONSOLIDATED IN-SERVICE PORTFOLIO

                             SUMMARY OF SPACE LEASED

                                                                LEASING ACTIVITY
                                                       -----------------------------------
                                               LEASED
                                  SQ. FT.     SQ. FT.   EXPIRING/                     NET      SQ. FT.     PCT.     PCT.
                                   LEASED   ACQUIRED/  ADJUSTMENT    INCOMING     LEASING       LEASED   LEASED   LEASED
REGION/MARKET                     3/31/02    SOLD (A)   SQ.FT.(B)     SQ. FT.    ACTIVITY      6/30/02  6/30/02  3/31/02
------------------------------------------------------------------------------------------------------------------------
NORTHEAST

  Northern NJ                   9,523,285           -    (341,309)    349,915       8,606    9,531,891     95.3%    95.2%
  Central NJ                    2,620,225           -    (207,747)    155,336     (52,411)   2,567,814     92.3%    94.2%
  Westchester Co., NY           4,551,333      33,000    (273,637)    283,244       9,607    4,593,940     97.4%    97.2%
  Sub. Philadelphia             2,770,746           -    (148,056)    123,755     (24,301)   2,746,445     89.4%    90.2%
  Fairfield, CT                   647,621           -     (22,984)     17,239      (5,745)     641,876     95.4%    96.3%
  Washington, DC/MD               444,699           -     (26,856)     28,653       1,797      446,496     99.1%    98.7%
  Rockland Co/Long Island, NY     582,508           -      (5,327)     11,877       6,550      589,058     99.6%    98.5%
                               -----------------------------------------------------------------------------------------
TOTAL NORTHEAST                21,140,417      33,000  (1,025,916)    970,019     (55,897)  21,117,520     94.8%    95.0%
                               -----------------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                         1,566,636    (780,863)    (63,928)     67,352       3,424      789,197     79.8%    82.9%
  Colorado                      1,502,014    (108,240)    (55,527)     45,288     (10,239)   1,383,535     88.4%    89.7%
  San Francisco                   441,668           -     (13,978)     11,524      (2,454)     439,214     97.4%    98.0%
  Arizona                         416,967           -     (69,872)     69,872           -      416,967    100.0%   100.0%
  Other                           261,679           -      (5,448)     15,677      10,229      271,908     91.4%    88.0%
                               -----------------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER      4,188,964    (889,103)   (208,753)    209,713         960    3,300,821     88.7%    88.6%
                               -----------------------------------------------------------------------------------------

COMPANY TOTALS                 25,329,381    (856,103) (1,234,669)  1,179,732     (54,937)  24,418,341     93.9%    93.9%
                               =========================================================================================

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

       Total sq. ft. as of March 31, 2002                     26,983,140
            Total sq. ft. of properties added this period         33,000
            Total sq. ft. of properties sold this period      (1,010,136)
                                                            ------------
       Total sq. ft. as of June 30, 2002                      26,006,004
                                                            ============

(a) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b) Represents the square footage of leases expiring during the period, or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                               LEASING STATISTICS
                   (FOR THE THREE MONTHS ENDED JUNE 30, 2002)

                  CONSOLIDATED IN-SERVICE PORTFOLIO (CONTINUED)

                         DETAIL OF TRANSACTION ACTIVITY

DETAIL BY REGION/MARKET
                                                                                           SQ. FT.    WTD.      WTD.      LEASING
                                                        #  OF               SQ. FT.    RENEWED AND    AVG.      AVG.   COSTS  PER
                                                       TRANS-      TOTAL        NEW          OTHER    TERM      BASE  SQ. FT. PER
REGION/MARKET                        PROPERTY TYPE    ACTIONS    SQ. FT.     LEASES   RETAINED (a)  (YRS.)  RENT (b)     YEAR (c)
---------------------------------------------------------------------------------------------------------------------------------
NORTHEAST

  Northern NJ                               Office         27    328,030    203,808        124,222     5.6  $  24.10  $      3.84
                                       Office/Flex          3     21,885      6,983         14,902     3.3  $  16.64  $      0.68
  Central NJ                                Office         15    136,933     64,791         72,142     6.5  $  25.26  $      2.85
                                       Office/Flex          3     18,403     13,658          4,745     4.0  $  16.02  $      1.24
  Westchester Co., NY                       Office         21     91,925     48,248         43,677     5.7  $  22.41  $      2.24
                                       Office/Flex         23    140,777     54,420         86,357     5.7  $  15.15  $      1.25
                              Industrial/Warehouse          5     50,542      5,995         44,547     1.8  $  13.26  $      1.50
  Sub. Philadelphia                         Office          9     23,060      7,855         15,205     3.5  $  24.57  $      2.96
                                       Office/Flex         11    100,695     12,905         87,790     2.9  $   8.99  $      0.95
  Fairfield, CT                             Office          3      6,489      3,478          3,011     2.7  $  28.88  $      0.62
                                       Office/Flex          1     10,750     10,750              -     7.3  $  16.87  $      2.26
  Washington, DC/MD                         Office          2     28,653      1,797         26,856     7.7  $  34.78  $      2.60
  Rockland Co/Long Island, NY               Office          4     11,877          -         11,877     2.1  $  20.80  $      2.90
                                                    -----------------------------------------------------------------------------
TOTAL NORTHEAST                                           127    970,019    434,688        535,331     5.2  $  20.59  $      2.70
                                                    -----------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                                     Office         17     67,352     57,769          9,583     4.8  $  15.67  $      3.32
  Colorado                                  Office          9     45,288      4,857         40,431     5.3  $  18.44  $      2.66
  San Francisco                             Office         25     11,524      1,171         10,353     3.2  $  29.35  $      2.15
  Arizona                                   Office          2     69,872          -         69,872     5.4  $  20.70  $      1.99
  Other                                     Office          3     15,677          -         15,677     4.5  $  18.55  $      2.57
                                                    -----------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER                                 56    209,713     63,797        145,916     5.0  $  18.91  $      2.60
                                                    -----------------------------------------------------------------------------

COMPANY TOTALS                                            183  1,179,732    498,485        681,247     5.1  $  20.29  $      2.68
                                                    =============================================================================

DETAIL BY PROPERTY TYPE

                                            Office        137    836,680    393,774        442,906     5.6  $  23.17  $      3.13
                                       Office/Flex         41    292,510     98,716        193,794     4.5  $  13.26  $      1.21
                              Industrial/Warehouse         5      50,542      5,995         44,547     1.8  $  13.26  $      1.50
                                                    -----------------------------------------------------------------------------

COMPANY TOTALS                                            183  1,179,732    498,485        681,247     5.1  $  20.29  $      2.68
                                                    =============================================================================

TENANT RETENTION:                  Leases Retained       60.6%

                                  Sq. Ft. Retained       55.2%

(a) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b) For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c) Represents estimated workletter costs of $10,844,437 and commissions of $5,364,696 committed, but not necessarily expended, during the period for second generation space aggregating 1,170,357 square feet.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                               LEASING STATISTICS
                   (FOR THE THREE MONTHS ENDED JUNE 30, 2002)

                   UNCONSOLIDATED JOINT VENTURE PROPERTIES (a)

                             SUMMARY OF SPACE LEASED

                                         LEASING ACTIVITY
                                --------------------------------
                        LEASED
            SQ. FT.    SQ. FT.    EXPIRING/                  NET    SQ. FT.     PCT.     PCT.
             LEASED  ACQUIRED/   ADJUSTMENT   INCOMING   LEASING     LEASED   LEASED   LEASED
STATE       3/31/02   SOLD (b)  SQ. FT. (c)    SQ. FT.  ACTIVITY    6/30/02  6/30/02  3/31/02
---------------------------------------------------------------------------------------------
New York    167,000          -            -          -         -    167,000     72.0%    72.0%
Texas       182,840          -            -      7,884     7,884    190,724     64.0%    61.4%
California  480,228    179,840            -          -         -    660,068     97.1%    98.2%
            ---------------------------------------------------------------------------------

TOTALS      830,068    179,840            -      7,884     7,884  1,017,792     84.1%    81.5%
            =================================================================================

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

         Total sq. ft. as of March 31, 2002                  1,018,818
              Total sq. ft. of properties sold this period    (183,200)
              Total sq. ft. of properties added this period    373,934
                                                             ---------
         Total sq. ft. as of June 30, 2002                   1,209,552
                                                             =========

                         DETAIL OF TRANSACTION ACTIVITY

                                                         SQ. FT.
                                                     RENEWED AND                           LEASING COSTS
            # OF                       SQ. FT. NEW         OTHER     WTD. AVG.  WTD. AVG.    PER SQ. FT.
STATE    TRANSACTIONS  TOTAL SQ. FT.        LEASES   RETAINED(d)   TERM (YRS.)  BASE RENT   PER YEAR (e)
--------------------------------------------------------------------------------------------------------
Texas               1         7,884          7,884             -           5.0  $   17.26  $        2.46
         -----------------------------------------------------------------------------------------------

TOTALS              1         7,884          7,884             -           5.0  $   17.26  $        2.46
         ===============================================================================================

(a) Unconsolidated Joint Venture Properties excludes in-service development properties in lease-up, aggregating 369,682 square feet.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.
(d) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(e) Represents estimated workletter costs of $63,072 and commissions of $34,019 committed, but not necessarily expended, during the period for second generation space aggregating 7,884 square feet.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                               LEASING STATISTICS
                    (FOR THE SIX MONTHS ENDED JUNE 30, 2002)

                        CONSOLIDATED IN-SERVICE PORTFOLIO

                             SUMMARY OF SPACE LEASED

                                                                LEASING ACTIVITY
                                                           -------------------------------------
                                                 LEASED
                                   SQ. FT.      SQ. FT.     EXPIRING/                        NET       SQ. FT.      PCT.     PCT.
                                    LEASED    ACQUIRED/    ADJUSTMENT      INCOMING      LEASING        LEASED    LEASED   LEASED
REGION/MARKET                     12/31/01     SOLD (a)     SQ.FT.(b)       SQ. FT.     ACTIVITY       6/30/02   6/30/02 12/31/01
----------------------------------------------------------------------------------------------------------------------------------
NORTHEAST

  Northern NJ                    9,380,571      111,894      (545,845)      585,271       39,426     9,531,891      95.3%    95.9%
  Central NJ                     2,629,946            -      (322,492)      260,360      (62,132)    2,567,814      92.3%    94.6%
  Westchester Co., NY            4,570,240       33,000      (538,145)      528,845       (9,300)    4,593,940      97.4%    97.6%
  Sub. Philadelphia              2,820,288            -      (380,212)      306,369      (73,843)    2,746,445      89.4%    91.8%
  Fairfield, CT                    649,363            -      (125,916)      118,429       (7,487)      641,876      95.4%    96.5%
  Washington, DC/MD                444,699            -      (157,115)      158,912        1,797       446,496      99.1%    98.7%
  Rockland Co/Long Island, NY      582,508            -       (53,720)       60,270        6,550       589,058      99.6%    98.5%

                                --------------------------------------------------------------------------------------------------
TOTAL NORTHEAST                 21,077,615      144,894    (2,123,445)    2,018,456     (104,989)   21,117,520      94.8%    95.7%
                                --------------------------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                          1,560,270     (780,863)     (139,017)      148,807        9,790       789,197      79.8%    82.5%
  Colorado                       1,368,726       29,763       (89,499)       74,545      (14,954)    1,383,535      88.4%    92.0%
  San Francisco                    439,866            -       (29,307)       28,655         (652)      439,214      97.4%    97.6%
  Arizona                          416,967            -      (111,200)      111,200            -       416,967     100.0%   100.0%
  Other                            271,908            -       (15,677)       15,677            -       271,908      91.4%    91.4%
                                --------------------------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER       4,057,737     (751,100)     (384,700)      378,884       (5,816)    3,300,821      88.7%    89.3%
                                --------------------------------------------------------------------------------------------------

COMPANY TOTALS                  25,135,352     (606,206)   (2,508,145)    2,397,340     (110,805)   24,418,341      93.9%    94.6%
                                ==================================================================================================

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

       Total sq. ft. as of December 31, 2001                26,577,886
            Total sq. ft. of properties added this period      438,254
            Total sq. ft. of properties sold this period    (1,010,136)
                                                           -----------
       Total sq. ft. as of June 30, 2002                    26,006,004
                                                           ===========

(a) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b) Represents the square footage of leases expiring during the period, or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                               LEASING STATISTICS
                    (FOR THE SIX MONTHS ENDED JUNE 30, 2002)

                  CONSOLIDATED IN-SERVICE PORTFOLIO (CONTINUED)

                         DETAIL OF TRANSACTION ACTIVITY

          DETAIL BY REGION/MARKET
                                                                                           SQ. FT.     WTD.      WTD.      LEASING
                                                        #  OF               SQ. FT.    RENEWED AND     AVG.      AVG.   COSTS  PER
                                                       TRANS-      TOTAL        NEW          OTHER     TERM      BASE  SQ. FT. PER
REGION/MARKET                        PROPERTY TYPE    ACTIONS    SQ. FT.     LEASES   RETAINED (a)   (YRS.)  RENT (b)     YEAR (c)
----------------------------------------------------------------------------------------------------------------------------------
NORTHEAST

  Northern NJ                               Office         46    535,987    255,959        280,028      4.9  $  25.93  $      3.25
                                       Office/Flex          7     49,284     11,983         37,301      3.7  $  16.28  $      1.59
  Central NJ                                Office         23    216,733     79,346        137,387      6.2  $  25.08  $      2.45
                                       Office/Flex          7     43,627     13,658         29,969      4.6  $  16.07  $      1.82
  Westchester Co., NY                       Office         43    176,783     61,108        115,675      5.4  $  23.68  $      1.83
                                       Office/Flex         39    271,692     69,095        202,597      5.0  $  15.01  $      1.02
                              Industrial/Warehouse          9     80,370      6,295         74,075      2.0  $  12.52  $      1.32
  Sub. Philadelphia                         Office         14    122,574      9,707        112,867      5.4  $  26.36  $      2.36
                                       Office/Flex         20    183,795     33,235        150,560      3.6  $   9.00  $      1.05
  Fairfield, CT                             Office          6     19,679      3,478         16,201      3.2  $  26.55  $      0.45
                                       Office/Flex          3     98,750     10,750         88,000      5.4  $  16.88  $      2.39
  Washington, DC/MD                         Office          4    158,912      1,797        157,115      4.2  $  42.71  $      2.47
  Rockland Co/Long Island, NY               Office          8     60,270     19,974         40,296      6.1  $  21.61  $      2.78
                                                    ------------------------------------------------------------------------------
TOTAL NORTHEAST                                           229  2,018,456    576,385      1,442,071      4.9  $  22.43  $      2.28
                                                    ------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                                     Office         41    148,807    105,482         43,325      4.4  $  16.73  $      2.63
  Colorado                                  Office         17     74,545     26,739         47,806      4.8  $  17.76  $      2.71
  San Francisco                             Office         72     28,655      3,601         25,054      3.5  $  31.09  $      2.13
  Arizona                                   Office          3    111,200          -        111,200      4.0  $  21.64  $      1.84
  Other                                     Office          3     15,677          -         15,677      4.5  $  18.55  $      2.57
                                                    ------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER                                136    378,884    135,822        243,062      4.3  $  19.54  $      2.40
                                                    ------------------------------------------------------------------------------

COMPANY TOTALS                                            365  2,397,340    712,207      1,685,133      4.8  $  21.97  $      2.30
                                                    ==============================================================================

DETAIL BY PROPERTY TYPE

                                            Office        280  1,669,822    567,191      1,102,631      5.0  $  25.61  $      2.66
                                       Office/Flex         76    647,148    138,721        508,427      4.5  $  13.75  $      1.36
                              Industrial/Warehouse          9     80,370      6,295         74,075      2.0  $  12.52  $      1.32
                                                    ------------------------------------------------------------------------------

COMPANY TOTALS                                            365  2,397,340    712,207      1,685,133      4.8  $  21.97  $      2.30
                                                    ==============================================================================

TENANT RETENTION:                  Leases Retained       62.0%

                                  Sq. Ft. Retained       67.2%

(a) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b) For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c) Represents estimated workletter costs of $16,196,495 and commissions of $9,329,939 committed, but not necessarily expended, during the period for second generation space aggregating 2,357,252 square feet.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                               LEASING STATISTICS

                    (FOR THE SIX MONTHS ENDED JUNE 30, 2002)

                   UNCONSOLIDATED JOINT VENTURE PROPERTIES (A)

                             SUMMARY OF SPACE LEASED

                                                              LEASING ACTIVITY
                                                    ------------------------------------
                                            LEASED
                              SQ. FT.      SQ. FT.    EXPIRING/                      NET      SQ. FT.        PCT.        PCT.
                               LEASED    ACQUIRED/   ADJUSTMENT    INCOMING      LEASING       LEASED      LEASED      LEASED
STATE                        12/31/01     SOLD (b)  SQ. FT. (c)     SQ. FT.     ACTIVITY      6/30/02     6/30/02    12/31/01
------------------------------------------------------------------------------------------------------------------------------
New York                      167,000            -            -           -            -      167,000        72.0%       72.0%
Texas                         182,840            -            -       7,884        7,884      190,724        64.0%       61.4%
California                    480,228      179,840            -           -            -      660,068        97.1%       98.2%
                           ---------------------------------------------------------------------------------------------------

TOTALS                        830,068      179,840            -       7,884        7,884    1,017,792        84.1%       81.5%
==============================================================================================================================

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

               Total sq. ft. as of December 31, 2001                            1,018,818
                    Total sq. ft. of properties sold this period                 (183,200)
                    Total sq. ft. of properties added this period                 373,934
                                                                                ---------
               Total sq. ft. as of June 30, 2002                                1,209,552
                                                                                =========

                         DETAIL OF TRANSACTION ACTIVITY

                                                                          SQ. FT.
                                                                      RENEWED AND                                LEASING COSTS
                            # OF                       SQ. FT. NEW          OTHER      WTD. AVG.      WTD. AVG.    PER SQ. FT.
STATE                   TRANSACTIONS  TOTAL SQ. FT.         LEASES   RETAINED (d)    TERM (YRS.)      BASE RENT   PER YEAR (e)
------------------------------------------------------------------------------------------------------------------------------
Texas                       1                 7,884          7,884              -            5.0         $17.26          $2.46
                        ------------------------------------------------------------------------------------------------------
TOTALS                      1                 7,884          7,884              -            5.0         $17.26          $2.46
                        ======================================================================================================

(a) Unconsolidated Joint Venture Properties excludes in-service development properties in lease-up, aggregating 369,682 square feet.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.
(d) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(e) Represents estimated workletter costs of $63,072 and commissions of $34,019 committed, but not necessarily expended, during the period for second generation space aggregating 7,884 square feet.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                             MARKET DIVERSIFICATION

The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

                                                     ANNUALIZED       PERCENTAGE OF
                                                    BASE RENTAL             COMPANY              TOTAL
                                                        REVENUE     ANNUALIZED BASE      PROPERTY SIZE      PERCENTAGE OF
MARKET (MSA)                                         ($) (a) (b)  RENTAL REVENUE (%)     RENTABLE AREA   RENTABLE AREA (%)
---------------------------------------------------------------------------------------------------------------------------
Newark, NJ (Essex-Morris-Union Counties)             87,007,949                18.4          4,116,859               15.8
New York, NY (Westchester-Rockland Counties)         86,740,375                18.3          4,897,355               18.8
Bergen-Passaic, NJ                                   86,388,791                18.3          4,530,091               17.4
Jersey City, NJ                                      43,911,887                 9.3          2,094,470                8.1
Philadelphia, PA-NJ                                  41,062,635                 8.7          2,991,796               11.5
Denver, CO                                           15,078,798                 3.2          1,084,945                4.2
Middlesex-Somerset-Hunterdon, NJ                     14,662,217                 3.1            791,051                3.1
Trenton, NJ (Mercer County)                          13,755,435                 2.9            672,365                2.6
Washington, DC-MD-VA                                 12,881,362                 2.7            450,549                1.7
San Francisco, CA                                    12,362,332                 2.6            450,891                1.7
Stamford-Norwalk, CT                                  8,940,154                 1.9            527,250                2.0
Monmouth-Ocean, NJ                                    7,306,783                 1.5            577,423                2.2
Dallas, TX                                            6,907,679                 1.5            449,594                1.7
Nassau-Suffolk, NY                                    6,373,398                 1.4            292,849                1.1
Phoenix-Mesa, AZ                                      5,502,807                 1.2            416,967                1.6
San Antonio, TX                                       4,912,406                 1.0            435,465                1.7
Tampa-St. Petersburg-Clearwater, FL                   3,995,306                 0.8            297,429                1.2
Boulder-Longmont, CO                                  3,655,875                 0.8            270,421                1.0
Bridgeport, CT                                        3,181,983                 0.7            145,487                0.6
Colorado Springs, CO                                  2,967,286                 0.6            209,987                0.8
Dutchess County, NY                                   2,314,700                 0.5            118,727                0.5
Atlantic-Cape May, NJ                                 1,764,551                 0.4             80,344                0.3
Houston, TX                                           1,121,485                 0.2            103,689                0.4
---------------------------------------------------------------------------------------------------------------------------

Totals                                              472,796,194               100.0         26,006,004              100.0
===========================================================================================================================

(a)  Annualized base rental revenue is based on actual June 2002 billings times
     12. For leases whose rent commences after July 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical generally accepted accounting principles ("GAAP") results, historical results may differ from those set forth above.
(b) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                            INDUSTRY DIVERSIFICATION

The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

                                                               ANNUALIZED         PERCENTAGE OF                    PERCENTAGE OF
                                                              BASE RENTAL               COMPANY           SQUARE   TOTAL COMPANY
                                                                  REVENUE       ANNUALIZED BASE             FEET          LEASED
INDUSTRY CLASSIFICATION (a)                                     ($)(b)(c)    RENTAL REVENUE (%)           LEASED       SQ.FT.(%)
--------------------------------------------------------------------------------------------------------------------------------
Securities, Commodity Contracts & Other Financial              55,351,465                  11.7        2,265,630             9.4
Manufacturing                                                  44,655,493                   9.4        2,552,081            10.6
Telecommunications                                             31,483,252                   6.7        1,647,842             6.9
Computer System Design Svcs.                                   30,629,340                   6.5        1,543,545             6.4
Insurance Carriers & Related Activities                        29,826,867                   6.3        1,437,839             6.0
Legal Services                                                 27,799,629                   5.9        1,180,343             4.9
Health Care & Social Assistance                                20,958,636                   4.4        1,092,367             4.5
Credit Intermediation & Related Activities                     20,711,323                   4.4        1,162,623             4.8
Accounting/Tax Prep.                                           19,023,652                   4.0          784,733             3.3
Wholesale Trade                                                18,382,628                   3.9        1,252,590             5.2
Other Professional                                             17,473,803                   3.7          909,902             3.8
Retail Trade                                                   13,643,025                   2.9          788,571             3.3
Scientific Research/Development                                13,297,487                   2.8          725,462             3.0
Publishing Industries                                          12,733,162                   2.7          562,633             2.3
Information Services                                           11,155,954                   2.4          528,793             2.2
Arts, Entertainment & Recreation                               10,657,720                   2.3          709,084             3.0
Architectural/Engineering                                       9,882,261                   2.1          457,250             1.9
Management of Companies & Finance                               9,318,669                   2.0          399,346             1.7
Other Services (except Public Administration)                   8,146,713                   1.7          557,442             2.3
Advertising/Related Services                                    8,127,633                   1.7          372,641             1.5
Transportation                                                  7,007,881                   1.5          452,114             1.9
Real Estate & Rental & Leasing                                  6,830,883                   1.4          376,496             1.6
Management/Scientific                                           6,278,480                   1.3          281,763             1.2
Data Processing Services                                        5,645,295                   1.2          246,846             1.0
Educational Services                                            4,674,991                   1.0          247,720             1.0
Construction                                                    4,464,266                   0.9          240,614             1.0
Admin. & Support, Waste Mgt. & Remediation Svc.                 4,251,909                   0.9          290,526             1.2
Utilities                                                       3,988,185                   0.8          182,680             0.8
Public Administration                                           3,351,039                   0.7          163,808             0.7
Specialized Design Services                                     3,306,378                   0.7          149,862             0.6
Other                                                           9,738,175                   2.1          481,354             2.0
--------------------------------------------------------------------------------------------------------------------------------

Totals                                                        472,796,194                 100.0       24,044,500           100.0
================================================================================================================================

(a) The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)  Annualized base rental revenue is based on actual June 2002 billings times
     12. For leases whose rent commences after July 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(c) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                       CONSOLIDATED PORTFOLIO ANALYSIS (a)
                              (AS OF JUNE 30, 2002)

                        BREAKDOWN BY NUMBER OF PROPERTIES

                                 PROPERTY TYPE:

                                                                                    STAND-
                             % OF                    % OF    INDUSTRIAL/     % OF    ALONE     % OF     LAND     % OF
STATE             OFFICE    TOTAL    OFFICE/FLEX    TOTAL      WAREHOUSE    TOTAL   RETAIL    TOTAL   LEASES    TOTAL
---------------------------------------------------------------------------------------------------------------------
New Jersey            72     28.7%            50     19.9%            --       --       --       --        1      0.4%
New York              23      9.2%            40     15.8%             6      2.4%       2      0.8%       2      0.8%
Pennsylvania          13      5.2%            --       --             --       --       --       --       --       --
Connecticut            3      1.2%             5      2.0%            --       --       --       --       --       --
Wash., D.C./
 Maryland              3      1.2%            --       --             --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
 NORTHEAST:          114     45.5%            95     37.7%             6      2.4%       2      0.8%       3      1.2%
---------------------------------------------------------------------------------------------------------------------
Texas                  5      2.0%            --       --             --       --       --       --       --       --
Arizona                3      1.2%            --       --             --       --       --       --       --       --
California             2      0.8%            --       --             --       --       --       --       --       --
Colorado              20      8.0%            --       --             --       --       --       --       --       --
Florida                1      0.4%            --       --             --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------
TOTALS
 BY TYPE:            145     57.9%            95     37.7%             6      2.4%       2      0.8%       3      1.2%
---------------------------------------------------------------------------------------------------------------------

                    TOTALS       % OF
STATE             BY STATE      TOTAL
-------------------------------------
New Jersey             123       49.0%
New York                73       29.0%
Pennsylvania            13        5.2%
Connecticut              8        3.2%
Wash., D.C./
 Maryland                3        1.2%
-------------------------------------
SUB-TOTAL
 NORTHEAST:            220       87.6%
-------------------------------------
Texas                    5        2.0%
Arizona                  3        1.2%
California               2        0.8%
Colorado                20        8.0%
Florida                  1        0.4%
-------------------------------------
TOTALS
    BY TYPE:           251      100.0%
-------------------------------------

(a) Excludes 7 properties, aggregating approximately 1.6 million square feet, which are not consolidated by the Company.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                       CONSOLIDATED PORTFOLIO ANALYSIS(A)
                              (AS OF JUNE 30, 2002)

                           BREAKDOWN BY SQUARE FOOTAGE

                                 PROPERTY TYPE:

                                                                                                STAND-
                                  % OF                     % OF  INDUSTRIAL/        % OF         ALONE        % OF    TOTALS BY
STATE               OFFICE       TOTAL  OFFICE/FLEX       TOTAL    WAREHOUSE       TOTAL        RETAIL       TOTAL        STATE
-------------------------------------------------------------------------------------------------------------------------------
New Jersey      12,103,070       46.6%    2,277,531         8.8%          --          --            --          --   14,380,601
New York         2,626,484       10.1%    2,277,747         8.8%     387,400         1.5%       17,300         0.1%   5,308,931
Pennsylvania     1,473,798        5.7%           --          --           --          --            --          --    1,473,798
Connecticut        399,737        1.5%      273,000         1.0%          --          --            --          --      672,737
Wash., D.C./
 Maryland          450,549        1.7%           --          --           --          --            --          --      450,549
-------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
 NORTHEAST      17,053,638       65.6%    4,828,278        18.6%     387,400         1.5%       17,300         0.1%  22,286,616
-------------------------------------------------------------------------------------------------------------------------------

Texas              988,748        3.8%           --          --           --          --            --          --      988,748
Arizona            416,967        1.6%           --          --           --          --            --          --      416,967
California         450,891        1.7%           --          --           --          --            --          --      450,891
Colorado         1,565,353        6.0%           --          --           --          --            --          --    1,565,353
Florida            297,429        1.1%           --          --           --          --            --          --      297,429
-------------------------------------------------------------------------------------------------------------------------------
TOTALS
  BY TYPE:      20,773,026       79.8%    4,828,278        18.6%     387,400         1.5%       17,300         0.1%  26,006,004
===============================================================================================================================

                    % OF
STATE              TOTAL
------------------------
New Jersey          55.4%
New York            20.5%
Pennsylvania         5.7%
Connecticut          2.5%
Wash., D.C./
 Maryland            1.7%
------------------------
SUB-TOTAL
 NORTHEAST          85.8%
------------------------

Texas                3.8%
Arizona              1.6%
California           1.7%
Colorado             6.0%
Florida              1.1%
------------------------
TOTALS
  BY TYPE:         100.0%
========================

(a) Excludes 7 properties, aggregating approximately 1.6 million square feet, which are not consolidated by the Company.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                       CONSOLIDATED PORTFOLIO ANALYSIS(a)
                           (YEAR ENDED JUNE 30, 2002)

                      BREAKDOWN BY BASE RENTAL REVENUE (b)
                             (DOLLARS IN THOUSANDS)

                                 PROPERTY TYPE:


                                                        INDUST./              STAND-
                              % OF    OFFICE/     % OF     WARE-     % OF      ALONE     % OF        LAND     % OF       TOTALS
STATE              OFFICE    TOTAL       FLEX    TOTAL     HOUSE    TOTAL     RETAIL    TOTAL      LEASES    TOTAL     BY STATE
-------------------------------------------------------------------------------------------------------------------------------
New Jersey        252,983     52.4%    18,104      3.7%       --       --         --       --         276      0.1%     271,363
New York           57,633     11.9%    32,359      6.7%    3,736      0.8%       174      0.1%        258      0.1%      94,160
Pennsylvania       30,623      6.3%        --       --        --       --         --       --          --       --       30,623
Connecticut         8,890      1.8%     3,702      0.7%       --       --         --       --          --       --       12,592
Wash., D.C./
 Maryland          13,889      2.9%        --       --        --       --         --       --          --       --       13,889
-------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
 NORTHEAST:       364,018     75.3%    54,165     11.1%    3,736      0.8%       174      0.1%        534      0.2%     422,627
-------------------------------------------------------------------------------------------------------------------------------

Texas              12,415      2.5%        --       --        --       --         --       --          --       --       12,415
Arizona             5,637      1.2%        --       --        --       --         --       --          --       --        5,637
California         15,700      3.3%        --       --        --       --         --       --          --       --       15,700
Colorado           22,746      4.7%        --       --        --       --         --       --          --       --       22,746
Florida             3,769      0.8%        --       --        --       --         --       --          --       --        3,769
-------------------------------------------------------------------------------------------------------------------------------
TOTALS
 BY TYPE:         424,285     87.8%    54,165     11.1%    3,736      0.8%       174      0.1%        534      0.2%     482,894
===============================================================================================================================

                     % OF
STATE               TOTAL
-------------------------
New Jersey           56.2%
New York             19.6%
Pennsylvania          6.3%
Connecticut           2.5%
Wash., D.C./
 Maryland             2.9%
-------------------------
SUB-TOTAL
 NORTHEAST:          87.5%
-------------------------

Texas                 2.5%
Arizona               1.2%
California            3.3%
Colorado              4.7%
Florida               0.8%
-------------------------
TOTALS
 BY TYPE:           100.0%
=========================

(a) Excludes 7 properties, aggregating approximately 1.6 million square feet, which are not consolidated by the Company.
(b) Total base rent for the twelve months ended June 30, 2002, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage. For those properties acquired or placed in service during the twelve months ended June 30, 2002, amounts are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the twelve months ended June 30, 2002.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                       CONSOLIDATED PORTFOLIO ANALYSIS (a)
                              (AS OF JUNE 30, 2002)

                         BREAKDOWN BY PERCENTAGE LEASED

                                 PROPERTY TYPE:

                                                                                                                       WEIGHTED AVG.
STATE                               OFFICE             OFFICE/FLEX     INDUSTRIAL/WAREHOUSE    STAND-ALONE RETAIL        BY STATE
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                          94.8%                 91.0%                 --                      --                 94.2%
New York                            96.7%                 98.4%               99.3%                  100.0%                97.6%
Pennsylvania                        88.2%                   --                  --                      --                 88.2%
Connecticut                         92.2%                100.0%                 --                      --                 95.4%
Washington, D.C./ Maryland          99.1%                   --                  --                      --                 99.1%
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL NORTHEAST                 94.6%                 95.0%               99.3%                  100.0%                94.8%
-----------------------------------------------------------------------------------------------------------------------------------

Texas                               79.8%                   --                  --                      --                 79.8%
Arizona                            100.0%                   --                  --                      --                100.0%
California                          97.4%                   --                  --                      --                 97.4%
Colorado                            88.4%                   --                  --                      --                 88.4%
Florida                             91.4%                   --                  --                      --                 91.4%
-----------------------------------------------------------------------------------------------------------------------------------

WEIGHTED AVG. BY TYPE:              93.5%                 95.0%               99.3%                  100.0%                93.9%
===================================================================================================================================

(a) Excludes 7 properties, aggregating approximately 1.6 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                PROPERTY LISTING

                                OFFICE PROPERTIES

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE                        OFFICE,         2002
                                                               NET     LEASED          2002      OFFICE/FLEX      AVERAGE
                                                          RENTABLE      AS OF          BASE  AND INDUSTRIAL/    BASE RENT
PROPERTY                                       YEAR           AREA    6/30/02          RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a) ($000'S)(b)(c)    BASE RENT (%)   ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------

ATLANTIC COUNTY, NEW JERSEY
EGG HARBOR
100 Decadon Drive.....................         1987         40,422      100.0           889             0.18         21.99
200 Decadon Drive.....................         1991         39,922      100.0           738             0.15         18.49

BERGEN COUNTY, NEW JERSEY
FAIR LAWN
17-17 Route 208 North.................         1987        143,000       99.7         3,463             0.72         24.29
FORT LEE
One Bridge Plaza......................         1981        200,000       98.6         4,887             1.01         24.78
2115 Linwood Avenue...................         1981         68,000       99.7         1,734             0.36         25.58
LITTLE FERRY
200 Riser Road........................         1974        286,628      100.0         2,495             0.52          8.70
MONTVALE
95 Chestnut Ridge Road................         1975         47,700      100.0           566             0.12         11.87
135 Chestnut Ridge Road...............         1981         66,150      100.0         1,556             0.32         23.52
PARAMUS
15 East Midland Avenue................         1988        259,823      100.0         6,725             1.39         25.88
461 From Road.........................         1988        253,554       99.8         6,050             1.25         23.91
650 From Road.........................         1978        348,510       90.5         7,232             1.50         22.93
140 Ridgewood Avenue .................         1981        239,680      100.0         5,229             1.08         21.82
61 South Paramus Avenue...............         1985        269,191       99.3         6,382             1.32         23.88
ROCHELLE PARK
120 Passaic Street....................         1972         52,000       99.6         1,370             0.28         26.45
365 West Passaic Street...............         1976        212,578       97.6         4,266             0.88         20.56
SADDLE RIVER
1 Lake Street.........................      1973/94        474,801      100.0         7,465             1.55         15.72
UPPER SADDLE RIVER
10 Mountainview Road..................         1986        192,000       98.0         3,971             0.82         21.10
WOODCLIFF LAKE
400 Chestnut Ridge Road...............         1982         89,200      100.0         2,124             0.44         23.81
470 Chestnut Ridge Road...............         1987         52,500      100.0         1,192             0.25         22.70
530 Chestnut Ridge Road...............         1986         57,204      100.0         1,166             0.24         20.38
50 Tice Boulevard.....................         1984        235,000       95.0         5,500             1.14         24.64
300 Tice Boulevard....................         1991        230,000       99.8         4,881             1.01         21.26

BURLINGTON COUNTY, NEW JERSEY
MOORESTOWN
224 Strawbridge Drive.................         1984         74,000      100.0         1,479             0.31         19.99
228 Strawbridge Drive.................         1984         74,000      100.0         1,434             0.30         19.38

ESSEX COUNTY, NEW JERSEY
MILLBURN
150 J.F. Kennedy Parkway..............         1980        247,476       90.0         6,017             1.25         27.01
ROSELAND
101 Eisenhower Parkway................         1980        237,000       80.5         4,617             0.96         24.20
103 Eisenhower Parkway................         1985        151,545       85.5         3,182             0.66         24.56
105 Eisenhower Parkway................         2001        220,000       64.8         3,466             0.72         24.31


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                PROPERTY LISTING

                                OFFICE PROPERTIES
                                   (CONTINUED)

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE                        OFFICE,         2002
                                                               NET     LEASED          2002      OFFICE/FLEX      AVERAGE
                                                          RENTABLE      AS OF          BASE  AND INDUSTRIAL/    BASE RENT
PROPERTY                                       YEAR           AREA    6/30/02          RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a) ($000'S)(b)(c)    BASE RENT (%)   ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
HUDSON COUNTY, NEW JERSEY
JERSEY CITY
Harborside Financial Center Plaza 1...         1983        400,000       99.0         3,353             0.70          8.47
Harborside Financial Center Plaza 2...         1990        761,200      100.0        19,294             4.00         25.35
Harborside Financial Center Plaza 3...         1990        725,600      100.0        18,389             3.81         25.34
Harborside Financial Center Plaza 4-A (c)      2000        207,670       94.0         6,937             1.44         39.64

MERCER COUNTY, NEW JERSEY
PRINCETON
103 Carnegie Center...................         1984         96,000       88.3         2,210             0.46         26.07
100 Overlook Center...................         1988        149,600      100.0         3,750             0.78         25.07
5 Vaughn Drive........................         1987         98,500       79.3         1,944             0.40         24.89

MIDDLESEX COUNTY, NEW JERSEY
EAST BRUNSWICK
377 Summerhill Road...................         1977         40,000      100.0           373             0.08          9.33
PLAINSBORO
500 College Road East.................         1984        158,235      100.0         3,361             0.70         21.24
SOUTH BRUNSWICK
3 Independence Way....................         1983        111,300       30.9         2,010             0.42         58.44
WOODBRIDGE
581 Main Street.......................         1991        200,000      100.0         4,885             1.01         24.43

MONMOUTH COUNTY, NEW JERSEY
NEPTUNE
3600 Route 66.........................         1989        180,000      100.0         2,410             0.50         13.39
WALL TOWNSHIP
1305 Campus Parkway...................         1988         23,350       92.4           396             0.08         18.35
1350 Campus Parkway...................         1990         79,747       99.9         1,430             0.30         17.95

MORRIS COUNTY, NEW JERSEY
FLORHAM PARK
325 Columbia Turnpike.................         1987        168,144      100.0         4,417             0.92         26.27
MORRIS PLAINS
250 Johnson Road......................         1977         75,000      100.0         1,594             0.33         21.25
201 Littleton Road....................         1979         88,369       80.3         1,597             0.33         22.51
MORRIS TOWNSHIP
340 Mt. Kemble Avenue.................         1985        387,000      100.0         5,530             1.15         14.29
PARSIPPANY
4 Campus Drive .......................         1983        147,475       86.8         3,306             0.69         25.83
6 Campus Drive .......................         1983        148,291       80.7         3,251             0.67         27.17
7 Campus Drive........................         1982        154,395      100.0         2,037             0.42         13.19
8 Campus Drive........................         1987        215,265      100.0         5,579             1.16         25.92
9 Campus Drive (e)....................         1983        156,495       96.7         4,531             0.94         29.94
2 Dryden Way..........................         1990          6,216      100.0            91             0.02         14.64
4 Gatehall Drive......................         1988        248,480       96.0         5,890             1.22         24.69
2 Hilton Court........................         1991        181,592      100.0         4,654             0.97         25.63
600 Parsippany Road...................         1978         96,000       79.9         1,473             0.31         19.20
1 Sylvan Way..........................         1989        150,557      100.0         3,506             0.73         23.29
5 Sylvan Way..........................         1989        151,383      100.0         4,005             0.83         26.46
7 Sylvan Way..........................         1987        145,983      100.0         2,917             0.60         19.98


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                PROPERTY LISTING

                                OFFICE PROPERTIES
                                   (CONTINUED)

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE                        OFFICE,         2002
                                                               NET     LEASED          2002      OFFICE/FLEX      AVERAGE
                                                          RENTABLE      AS OF          BASE  AND INDUSTRIAL/    BASE RENT
PROPERTY                                       YEAR           AREA    6/30/02          RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a) ($000'S)(b)(c)    BASE RENT (%)   ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
PASSAIC COUNTY, NEW JERSEY
CLIFTON
777 Passaic Avenue....................         1983         75,000       98.0         1,484             0.31         20.19
TOTOWA
999 Riverview Drive...................         1988         56,066       68.9           690             0.14         17.86
WAYNE
201 Willowbrook Boulevard.............         1970        178,329       49.9         1,311             0.27         14.73

SOMERSET COUNTY, NEW JERSEY
BASKING RIDGE
222 Mt. Airy Road.....................         1986         49,000      100.0           736             0.15         15.02
233 Mt. Airy Road.....................         1987         66,000      100.0         1,315             0.27         19.92
BERNARDS
106 Allen Road (c)....................         2000        132,010       66.7         2,220             0.46         25.21
BRIDGEWATER
721 Route 202/206.....................         1989        192,741      100.0         4,459             0.92         23.13

UNION COUNTY, NEW JERSEY
CLARK
100 Walnut Avenue.....................         1985        182,555      100.0         4,303             0.90         23.57
CRANFORD
6 Commerce Drive......................         1973         56,000       93.1         1,072             0.22         20.56
11 Commerce Drive (f).................         1981         90,000       95.8         1,119             0.23         12.98
12 Commerce Drive.....................         1967         72,260       84.1           955             0.20         15.71
20 Commerce Drive.....................         1990        176,600       99.6         4,303             0.89         24.46
65 Jackson Drive......................         1984         82,778      100.0         1,696             0.35         20.49
NEW PROVIDENCE
890 Mountain Road.....................         1977         80,000      100.0         2,124             0.45         26.55

---------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE                                 12,103,070       94.8       252,983            52.46         22.05
---------------------------------------------------------------------------------------------------------------------------

DUTCHESS COUNTY, NEW YORK
FISHKILL
300 Westage Business Center Drive.....         1987        118,727       97.9         2,186             0.45         18.81

NASSAU COUNTY, NEW YORK
NORTH HEMPSTEAD
600 Community Drive (g)...............         1983        237,274      100.0         5,476             1.14         23.08
111 East Shore Road...................         1980         55,575      100.0         1,518             0.31         27.31

ROCKLAND COUNTY, NEW YORK
SUFFERN
400 Rella Boulevard...................         1988        180,000      100.0         4,077             0.85         22.65

WESTCHESTER COUNTY, NEW YORK
ELMSFORD
100 Clearbrook Road (f)...............         1975         60,000      100.0           976             0.20         16.27
101 Executive Boulevard...............         1971         50,000       81.6           719             0.15         17.62
555 Taxter Road.......................         1986        170,554       99.7         4,009             0.83         23.58
565 Taxter Road.......................         1988        170,554       90.5         3,808             0.79         24.67
570 Taxter Road.......................         1972         75,000       97.0         1,672             0.35         22.98


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                PROPERTY LISTING

                                OFFICE PROPERTIES
                                   (CONTINUED)

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE                        OFFICE,         2002
                                                               NET     LEASED          2002      OFFICE/FLEX      AVERAGE
                                                          RENTABLE      AS OF          BASE  AND INDUSTRIAL/    BASE RENT
PROPERTY                                       YEAR           AREA    6/30/02          RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a) ($000'S)(b)(c)    BASE RENT (%)   ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
HAWTHORNE
1 Skyline Drive.......................         1980         20,400       99.0           305             0.06         15.10
2 Skyline Drive.......................         1987         30,000       98.9           465             0.10         15.67
7 Skyline Drive.......................         1987        109,000       81.5         1,919             0.40         21.60
17 Skyline Drive......................         1989         85,000      100.0         1,360             0.28         16.00
19 Skyline Drive......................         1982        248,400      100.0         4,468             0.93         17.99
TARRYTOWN
200 White Plains Road.................         1982         89,000       88.5         1,440             0.30         18.28
220 White Plains Road.................         1984         89,000       95.1         2,224             0.46         26.28
WHITE PLAINS
1 Barker Avenue.......................         1975         68,000       96.3         1,696             0.35         25.90
3 Barker Avenue.......................         1983         65,300       94.1         1,276             0.26         20.77
50 Main Street........................         1985        309,000       99.8         8,614             1.79         27.93
11 Martine Avenue.....................         1987        180,000      100.0         4,563             0.95         25.35
1 Water Street........................         1979         45,700       68.1           887             0.18         28.50
YONKERS
1 Executive Boulevard.................         1982        112,000      100.0         2,541             0.53         22.69
3 Executive Plaza.....................         1987         58,000      100.0         1,434             0.30         24.72

---------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE                                    2,626,484       96.7        57,633            11.96         22.70
---------------------------------------------------------------------------------------------------------------------------

CHESTER COUNTY, PENNSYLVANIA
BERWYN
1000 Westlakes Drive..................         1989         60,696       87.3         1,543             0.32         29.12
1055 Westlakes Drive..................         1990        118,487       55.2         1,524             0.32         23.30
1205 Westlakes Drive..................         1988        130,265       97.6         2,621             0.54         20.62
1235 Westlakes Drive..................         1986        134,902       83.7         2,811             0.58         24.90

DELAWARE COUNTY, PENNSYLVANIA
LESTER
100 Stevens Drive.....................         1986         95,000      100.0         2,541             0.53         26.75
200 Stevens Drive.....................         1987        208,000      100.0         5,557             1.15         26.72
300 Stevens Drive.....................         1992         68,000       52.2         1,016             0.21         28.62
MEDIA
1400 Providence Road - Center I.......         1986        100,000       90.3         2,056             0.43         22.77
1400 Providence Road - Center II......         1990        160,000       80.2         2,892             0.60         22.54

MONTGOMERY COUNTY, PENNSYLVANIA
LOWER PROVIDENCE
1000 Madison Avenue...................         1990        100,700       89.4         1,878             0.39         20.86
PLYMOUTH MEETING
1150 Plymouth Meeting Mall............         1970        167,748       97.9         3,455             0.72         21.04
Five Sentry Parkway East..............         1984         91,600      100.0         1,900             0.39         20.74
Five Sentry Parkway West..............         1984         38,400      100.0           829             0.17         21.59

---------------------------------------------------------------------------------------------------------------------------
TOTAL PENNSYLVANIA OFFICE                                1,473,798       88.2        30,623             6.35         23.56
---------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
GREENWICH
500 West Putnam Avenue................         1973        121,250       85.0         3,039             0.63         29.49


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                PROPERTY LISTING

                                OFFICE PROPERTIES
                                   (CONTINUED)

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE                        OFFICE,         2002
                                                               NET     LEASED          2002      OFFICE/FLEX      AVERAGE
                                                          RENTABLE      AS OF          BASE  AND INDUSTRIAL/    BASE RENT
PROPERTY                                       YEAR           AREA    6/30/02          RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a) ($000'S)(b)(c)    BASE RENT (%)   ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
NORWALK
40 Richards Avenue....................         1985        145,487       91.2         3,258             0.68         24.55
SHELTON
1000 Bridgeport Avenue................         1986        133,000      100.0         2,593             0.54         19.50

---------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE                                   399,737       92.2         8,890             1.85         24.11
---------------------------------------------------------------------------------------------------------------------------

WASHINGTON, D.C.
1201 Connecticut Avenue, NW...........         1940        169,549      100.0         5,102             1.06         30.09
1400 L Street, NW.....................         1987        159,000      100.0         6,143             1.27         38.64

---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRICT OF COLUMBIA OFFICE                          328,549      100.0        11,245             2.33         34.23
---------------------------------------------------------------------------------------------------------------------------

PRINCE GEORGE'S COUNTY, MARYLAND
LANHAM
4200 Parliament Place.................         1989        122,000       96.7         2,644             0.55         22.41

---------------------------------------------------------------------------------------------------------------------------
TOTAL MARYLAND OFFICE                                      122,000       96.7         2,644             0.55         22.41
---------------------------------------------------------------------------------------------------------------------------

BEXAR COUNTY, TEXAS
SAN ANTONIO
84 N.E. Loop 410......................         1971        187,312       92.2         2,815             0.58         16.30
111 Soledad...........................         1918        248,153       60.4         1,517             0.31         10.12

DALLAS COUNTY, TEXAS
DALLAS
3030 LBJ Freeway (f)..................         1984        367,018       86.1         6,291             1.30         19.91
RICHARDSON
1122 Alma Road........................         1977         82,576      100.0           607             0.13          7.35

HARRIS COUNTY, TEXAS
HOUSTON
1770 St. James Place..................         1973        103,689       65.6         1,185             0.25         17.42

---------------------------------------------------------------------------------------------------------------------------
TOTAL TEXAS OFFICE                                         988,748       79.8        12,415             2.57         15.73
---------------------------------------------------------------------------------------------------------------------------

MARICOPA COUNTY, ARIZONA
GLENDALE
5551 West Talavi Boulevard............         1991        181,596      100.0         1,666             0.35          9.17
PHOENIX
19640 North 31st Street...............         1990        124,171      100.0         1,568             0.33         12.63
SCOTTSDALE
9060 E. Via Linda Boulevard...........         1984        111,200      100.0         2,403             0.50         21.61

---------------------------------------------------------------------------------------------------------------------------
TOTAL ARIZONA OFFICE                                       416,967      100.0         5,637             1.18         13.52
---------------------------------------------------------------------------------------------------------------------------

ARAPAHOE COUNTY, COLORADO
DENVER
400 South Colorado Boulevard..........         1983        125,415       98.6         2,254             0.47         18.32
ENGLEWOOD
9359 East Nichols Avenue..............         1997         72,610      100.0           894             0.19         12.31
5350 South Roslyn Street..............         1982         63,754       93.7         1,225             0.25         20.51


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                PROPERTY LISTING

                                OFFICE PROPERTIES
                                   (CONTINUED)

                                                                                                 PERCENTAGE
                                                                                              OF TOTAL 2002
                                                                   PERCENTAGE                        OFFICE,         2002
                                                               NET     LEASED          2002      OFFICE/FLEX      AVERAGE
                                                          RENTABLE      AS OF          BASE  AND INDUSTRIAL/    BASE RENT
PROPERTY                                       YEAR           AREA    6/30/02          RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                      BUILT      (SQ. FT.)     (%)(a) ($000'S)(b)(c)    BASE RENT (%)   ($) (c)(d)
---------------------------------------------------------------------------------------------------------------------------
BOULDER COUNTY, COLORADO
BROOMFIELD
105 South Technology Court............         1997         37,574      100.0           561             0.12         14.93
303 South Technology Court-A..........         1997         34,454      100.0           407             0.08         11.81
303 South Technology Court-B..........         1997         40,416      100.0           477             0.10         11.80
LOUISVILLE
248 Centennial Parkway................         1996         39,266      100.0           526             0.11         13.40
1172 Century Drive....................         1996         49,566      100.0           666             0.14         13.44
285 Century Place.....................         1997         69,145      100.0         1,110             0.23         16.05

DENVER COUNTY, COLORADO
DENVER
3600 South Yosemite...................         1974        133,743      100.0         1,396             0.29         10.44

DOUGLAS COUNTY, COLORADO
ENGLEWOOD
8181 East Tufts Avenue................         2001        185,254       74.5         3,514             0.73         25.46
5975 South Quebec Street (f)..........         1996        102,877       43.4         1,273             0.26         28.51
400 Inverness Drive...................         1997        111,608       97.0         2,188             0.45         20.21
67 Inverness Drive East...............         1996         54,280        0.0           220             0.05          0.00
384 Inverness Drive South.............         1985         51,523       80.6           679             0.14         16.35
PARKER
9777 Mount Pyramid Court..............         1995        120,281      100.0         1,367             0.28         11.37

EL PASO COUNTY, COLORADO
COLORADO SPRINGS
8415 Explorer.........................         1998         47,368      100.0           602             0.12         12.71
1975 Research Parkway.................         1997        115,250      100.0         1,660             0.34         14.40
2375 Telstar Drive....................         1998         47,369      100.0           602             0.12         12.71

JEFFERSON COUNTY, COLORADO
LAKEWOOD
141 Union Boulevard...................         1985         63,600       95.5         1,125             0.23         18.52

---------------------------------------------------------------------------------------------------------------------------
TOTAL COLORADO OFFICE                                    1,565,353       88.4        22,746             4.70         16.44
---------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO COUNTY, CALIFORNIA
SAN FRANCISCO
795 Folsom Street.....................         1977        183,445      100.0         7,021             1.46         38.27
760 Market Street.....................         1908        267,446       95.6         8,679             1.80         33.94

---------------------------------------------------------------------------------------------------------------------------
TOTAL CALIFORNIA OFFICE                                    450,891       97.4        15,700             3.26         35.75
---------------------------------------------------------------------------------------------------------------------------

HILLSBOROUGH COUNTY, FLORIDA
TAMPA
501 Kennedy Boulevard (h).............         1982        297,429       91.4         3,769             0.78         13.86

---------------------------------------------------------------------------------------------------------------------------
TOTAL FLORIDA OFFICE                                       297,429       91.4         3,769             0.78         13.86
---------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE PROPERTIES                                 20,773,026       93.5       424,285            87.99         21.84
===========================================================================================================================


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                PROPERTY LISTING

                             OFFICE/FLEX PROPERTIES

                                                                                                    PERCENTAGE
                                                                                                 OF TOTAL 2002
                                                                    PERCENTAGE                         OFFICE,         2002
                                                               NET     LEASED             2002     OFFICE/FLEX      AVERAGE
                                                          RENTABLE      AS OF             BASE AND INDUSTRIAL/    BASE RENT
PROPERTY                                        YEAR          AREA    6/30/02             RENT       WAREHOUSE  PER SQ. FT.
LOCATION                                       BUILT     (SQ. FT.)     (%)(a)  ($000'S) (b)(c)   BASE RENT (%)   ($) (c)(d)
-----------------------------------------------------------------------------------------------------------------------------
BURLINGTON COUNTY, NEW JERSEY
BURLINGTON
3 Terri Lane..........................          1991        64,500       61.4             275             0.06          6.94
5 Terri Lane..........................          1992        74,555       82.2             514             0.11          8.39
MOORESTOWN
2 Commerce Drive......................          1986        49,000      100.0             398             0.08          8.12
101 Commerce Drive....................          1988        64,700      100.0             336             0.07          5.19
102 Commerce Drive....................          1987        38,400       87.5             201             0.04          5.98
201 Commerce Drive....................          1986        38,400       75.0             201             0.04          6.98
202 Commerce Drive....................          1988        51,200       25.3             190             0.04         14.67
1 Executive Drive.....................          1989        20,570      100.0             216             0.04         10.50
2 Executive Drive ....................          1988        60,800       81.6             367             0.08          7.40
101 Executive Drive...................          1990        29,355       84.7             290             0.06         11.66
102 Executive Drive...................          1990        64,000       79.1             376             0.08          7.43
225 Executive Drive...................          1990        50,600      100.0             344             0.07          6.80
97 Foster Road........................          1982        43,200       59.8             166             0.03          6.43
1507 Lancer Drive.....................          1995        32,700      100.0             143             0.03          4.37
1510 Lancer Drive.....................          1998        88,000      100.0             370             0.08          4.20
1245 North Church Street..............          1998        52,810      100.0             377             0.08          7.14
1247 North Church Street..............          1998        52,790      100.0             461             0.10          8.73
1256 North Church Street..............          1984        63,495      100.0             318             0.07          5.01
840 North Lenola Road.................          1995        38,300      100.0             218             0.05          5.69
844 North Lenola Road.................          1995        28,670       58.6             196             0.04         11.67
915 North Lenola Road.................          1998        52,488      100.0             267             0.06          5.09
2 Twosome Drive.......................          2000        48,600      100.0             391             0.08          8.05
30 Twosome Drive......................          1997        39,675      100.0             209             0.04          5.27
31 Twosome Drive .....................          1998        84,200      100.0             438             0.09          5.20
40 Twosome Drive......................          1996        40,265       93.4             267             0.06          7.10
41 Twosome Drive......................          1998        43,050      100.0             283             0.06          6.57
50 Twosome Drive......................          1997        34,075      100.0             252             0.05          7.40
WEST DEPTFORD
1451 Metropolitan Drive...............          1996        21,600      100.0             148             0.03          6.85

MERCER COUNTY, NEW JERSEY
HAMILTON TOWNSHIP
100 Horizon Drive.....................          1989        13,275      100.0             192             0.04         14.46
200 Horizon Drive.....................          1991        45,770      100.0             530             0.11         11.58
300 Horizon Drive.....................          1989        69,780      100.0           1,031             0.21         14.78
500 Horizon Drive.....................          1990        41,205      100.0             497             0.10         12.06

MONMOUTH COUNTY, NEW JERSEY
WALL TOWNSHIP
1325 Campus Parkway...................          1988        35,000      100.0             466             0.10         13.31
1340 Campus Parkway...................          1992        72,502      100.0             878             0.18         12.11
1345 Campus Parkway...................          1995        76,300       80.5             643             0.13         10.47
1433 Highway 34.......................          1985        69,020       65.1             595             0.12         13.24
1320 Wyckoff Avenue...................          1986        20,336      100.0             176             0.04          8.65
1324 Wyckoff Avenue...................          1987        21,168      100.0             220             0.05         10.39

PASSAIC COUNTY, NEW JERSEY
TOTOWA
1 Center Court........................          1999        38,961      100.0             494             0.10         12.68
2 Center Court........................          1998        30,600       99.3             348             0.07         11.45


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                PROPERTY LISTING

                             OFFICE/FLEX PROPERTIES
                                   (CONTINUED)

                                                                                                PERCENTAGE
                                                                                             OF TOTAL 2002
                                                                PERCENTAGE                          OFFICE,           2002
                                                            NET     LEASED             2002     OFFICE/FLEX        AVERAGE
                                                       RENTABLE      AS OF             BASE AND INDUSTRIAL/      BASE RENT
PROPERTY                                      YEAR          AREA   6/30/02             RENT       WAREHOUSE     PER SQ. FT.
LOCATION                                     BUILT     (SQ. FT.)    (%)(a)  ($000'S) (b)(c)   BASE RENT (%)     ($) (c)(d)
-----------------------------------------------------------------------------------------------------------------------------
11 Commerce Way.......................       1989        47,025      100.0             513             0.11           10.91
20 Commerce Way.......................       1992        42,540       75.9             402             0.08           12.45
29 Commerce Way.......................       1990        48,930      100.0             386             0.08            7.89
40 Commerce Way.......................       1987        50,576      100.0             566             0.12           11.19
45 Commerce Way.......................       1992        51,207      100.0             505             0.10            9.86
60 Commerce Way.......................       1988        50,333       93.1             455             0.09            9.71
80 Commerce Way.......................       1996        22,500      100.0             284             0.06           12.62
100 Commerce Way......................       1996        24,600      100.0             310             0.06           12.60
120 Commerce Way......................       1994         9,024      100.0             101             0.02           11.19
140 Commerce Way......................       1994        26,881       99.5             300             0.06           11.22

----------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE/FLEX                          2,277,531       91.0          18,104             3.75            8.73
----------------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK
ELMSFORD
11 Clearbrook Road....................       1974        31,800      100.0             379             0.08           11.92
75 Clearbrook Road....................       1990        32,720      100.0             816             0.17           24.94
125 Clearbrook Road (e)...............       2002        33,000      100.0             674             0.14           20.42
150 Clearbrook Road...................       1975        74,900      100.0           1,121             0.23           14.97
175 Clearbrook Road...................       1973        98,900       96.8           1,491             0.31           15.57
200 Clearbrook Road...................       1974        94,000       99.8           1,186             0.25           12.64
250 Clearbrook Road...................       1973       155,000       95.1           1,344             0.28            9.12
50 Executive Boulevard................       1969        45,200       97.5             280             0.06            6.35
77 Executive Boulevard................       1977        13,000      100.0             163             0.03           12.54
85 Executive Boulevard................       1968        31,000       99.4             449             0.09           14.57
300 Executive Boulevard...............       1970        60,000      100.0             610             0.13           10.17
350 Executive Boulevard...............       1970        15,400       98.8             296             0.06           19.45
399 Executive Boulevard...............       1962        80,000      100.0             986             0.20           12.33
400 Executive Boulevard...............       1970        42,200      100.0             666             0.14           15.78
500 Executive Boulevard...............       1970        41,600      100.0             667             0.14           16.03
525 Executive Boulevard...............       1972        61,700      100.0             885             0.18           14.34
1 Westchester Plaza...................       1967        25,000      100.0             306             0.06           12.24
2 Westchester Plaza...................       1968        25,000      100.0             456             0.09           18.24
3 Westchester Plaza...................       1969        93,500       91.4           1,339             0.28           15.67
4 Westchester Plaza...................       1969        44,700       99.8             628             0.13           14.08
5 Westchester Plaza...................       1969        20,000      100.0             299             0.06           14.95
6 Westchester Plaza...................       1968        20,000      100.0             311             0.06           15.55
7 Westchester Plaza...................       1972        46,200      100.0             654             0.14           14.16
8 Westchester Plaza...................       1971        67,200      100.0             929             0.19           13.82
HAWTHORNE
200 Saw Mill River Road...............       1965        51,100      100.0             644             0.13           12.60
4 Skyline Drive.......................       1987        80,600       94.7           1,440             0.30           18.87
5 Skyline Drive (e)...................       1980       124,022      100.0           1,596             0.33           12.87
6 Skyline Drive (e)...................       1980        44,155      100.0             726             0.15           16.43
8 Skyline Drive.......................       1985        50,000       98.7             562             0.12           11.39
10 Skyline Drive......................       1985        20,000      100.0             283             0.06           14.15
11 Skyline Drive......................       1989        45,000      100.0             723             0.15           16.07
12 Skyline Drive......................       1999        46,850      100.0             806             0.17           17.20
15 Skyline Drive......................       1989        55,000      100.0           1,031             0.21           18.75


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                PROPERTY LISTING

                             OFFICE/FLEX PROPERTIES
                                   (CONTINUED)

                                                                                                PERCENTAGE
                                                                                             OF TOTAL 2002
                                                                PERCENTAGE                          OFFICE,           2002
                                                            NET     LEASED             2002     OFFICE/FLEX        AVERAGE
                                                       RENTABLE      AS OF             BASE AND INDUSTRIAL/      BASE RENT
PROPERTY                                     YEAR          AREA    6/30/02             RENT       WAREHOUSE     PER SQ. FT.
LOCATION                                    BUILT     (SQ. FT.)     (%)(a)  ($000'S) (b)(c)   BASE RENT (%)      ($) (c)(d)
-----------------------------------------------------------------------------------------------------------------------------
YONKERS
100 Corporate Boulevard...............       1987        78,000       98.2           1,364             0.28           17.81
200 Corporate Boulevard South.........       1990        84,000       92.5           1,364             0.28           17.55
4 Executive Plaza.....................       1986        80,000       99.0           1,111             0.23           14.03
6 Executive Plaza.....................       1987        80,000      100.0           1,226             0.25           15.33
1 Odell Plaza.........................       1980       106,000       99.9           1,271             0.26           12.00
5 Odell Plaza.........................       1983        38,400       99.6             622             0.13           16.26
7 Odell Plaza.........................       1984        42,600       95.9             655             0.14           16.03

----------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE/FLEX                            2,277,747       98.4          32,359             6.69           14.43
----------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT
STAMFORD
419 West Avenue.......................       1986        88,000      100.0           1,136             0.25           12.91
500 West Avenue.......................       1988        25,000      100.0             309             0.06           12.36
550 West Avenue.......................       1990        54,000      100.0             890             0.18           16.48
600 West Avenue.......................       1999        66,000      100.0             826             0.18           12.52
650 West Avenue.......................       1998        40,000      100.0             541             0.11           13.53

----------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE/FLEX                           273,000      100.0           3,702             0.78           13.56
----------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE/FLEX PROPERTIES                          4,828,278       95.0          54,165            11.22           11.81
============================================================================================================================


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                                PROPERTY LISTING

                         INDUSTRIAL/WAREHOUSE PROPERTIES

                                                                                                PERCENTAGE
                                                                                             OF TOTAL 2002
                                                                PERCENTAGE                          OFFICE,           2002
                                                            NET     LEASED             2002     OFFICE/FLEX        AVERAGE
                                                       RENTABLE      AS OF             BASE AND INDUSTRIAL/      BASE RENT
PROPERTY                                     YEAR          AREA    6/30/02             RENT       WAREHOUSE     PER SQ. FT.
LOCATION                                    BUILT     (SQ. FT.)     (%)(a)  ($000'S) (b)(c)   BASE RENT (%)      ($) (c)(d)
-----------------------------------------------------------------------------------------------------------------------------
WESTCHESTER COUNTY, NEW YORK
ELMSFORD
1 Warehouse Lane...........                  1957         6,600      100.0               72            0.01           10.91
2 Warehouse Lane...........                  1957        10,900       96.3              125            0.04           11.91
3 Warehouse Lane...........                  1957        77,200      100.0              290            0.06            3.76
4 Warehouse Lane...........                  1957       195,500      100.0            1,953            0.41            9.99
5 Warehouse Lane...........                  1957        75,100       97.1              785            0.16           10.76
6 Warehouse Lane...........                  1982        22,100      100.0              511            0.11           23.12
----------------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL/WAREHOUSE PROPERTIES                   387,400       99.3            3,736            0.79            9.71
----------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE, OFFICE/FLEX,
  AND INDUSTRIAL/WAREHOUSE
  PROPERTIES                                         25,988,704       93.9          482,186          100.00           19.76
============================================================================================================================

(a)  Based on all leases in effect as of June 30, 2002.
(b) Total base rent for 12 months ended June 30, 2002, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.
(c)  Calculation based on square feet in service as of June 30, 2002.
(d) Base rent for 12 months ended June 30, 2002 divided by net rentable square feet leased at June 30, 2002. For those properties acquired or placed in service during the 12 months ended June 30, 2002, amounts are annualized, as per Note (e).
(e) As this property was acquired or placed in service by the Company during the 12 months ended June 30, 2002, the amounts represented for base rent are annualized. These amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire 12 months ended June 30, 2002.
(f)  Excludes space leased by the Company.
(g) The Company constructed an expansion to this building increasing its size by 31,000 square feet.
(h)  The property was sold by the Company in July 2002.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                               SIGNIFICANT TENANTS

The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of June 30, 2002, based upon annualized base rents:

                                                                       PERCENTAGE OF
                                                      ANNUALIZED             COMPANY         SQUARE           PERCENTAGE     YEAR OF
                                      NUMBER OF      BASE RENTAL     ANNUALIZED BASE           FEET        TOTAL COMPANY       LEASE
                                     PROPERTIES  REVENUE ($) (A)  RENTAL REVENUE (%)         LEASED    LEASED SQ. FT. (%) EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services                        2        9,856,447                 2.1        395,955                  1.6     2007(b)
Donaldson, Lufkin & Jenrette
   Securities Corp.                           1        8,382,273                 1.8        271,953                  1.1     2012(c)
AT&T Corporation                              2        7,268,746                 1.5        450,278                  1.9     2009(d)
Keystone Mercy Health Plan                    2        7,017,899                 1.5        303,149                  1.3     2015
Prentice-Hall Inc.                            1        6,744,495                 1.4        474,801                  2.0     2014
IBM Corporation                               3        6,250,705                 1.3        353,617                  1.5     2007(e)
Nabisco Inc.                                  3        6,066,357                 1.3        340,746                  1.4     2006(f)
American Institute of Certified
  Public Accountants                          1        5,817,181                 1.2        249,768                  1.0     2012
Toys 'R' Us - NJ, Inc.                        1        5,342,672                 1.1        242,518                  1.0     2012
Waterhouse Securities, Inc.                   1        5,314,805                 1.1        184,222                  0.8     2015
Allstate Insurance Company                    9        5,247,116                 1.1        233,858                  1.0     2009(g)
CMP Media Inc.                                1        4,817,298                 1.0        237,274                  1.0     2014
Winston & Strawn                              1        4,481,692                 1.0        108,100                  0.4     2005
Dean Witter Trust Company                     1        4,319,508                 0.9        221,019                  0.9     2008
Morgan Stanley Dean Witter, Inc.              5        4,025,077                 0.9        163,253                  0.7     2010(h)
Move.com Operations, Inc.                     1        3,891,597                 0.8         94,917                  0.4     2006
KPMG, LLP                                     2        3,656,455                 0.8        143,714                  0.6     2012(i)
Bank of Tokyo - Mitsubishi Ltd.               1        3,378,923                 0.7        137,076                  0.6     2009
Bankers Trust Harborside                      1        3,272,500                 0.7        385,000                  1.6     2003
URS Greiner/Woodward-Clyde                    1        3,200,603                 0.7        123,085                  0.5     2011
------------------------------------------------------------------------------------------------------------------------------------

Totals                                               108,352,349                22.9      5,114,303                 21.3
====================================================================================================================================

(a)  Annualized base rental revenue is based on actual June 2002 billings times
     12. For leases whose rent commences after July 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(b) 12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.
(c) 205,776 square feet expire October 2011; 66,177 square feet expire January 2012.
(d)  63,278 square feet expire May 2004; 387,000 square feet expire January
     2009.
(e) 20,218 square feet expire January 2005; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.
(f) 300,378 square feet expire December 2005; 40,368 square feet expire March 2006.
(g) 4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 59,562 square feet expire April 2008; 11,500 square feet expire April 2009.
(h) 7,500 square feet expire September 2003; 18,539 square feet expire April 2005; 85,151 square feet expire February 2008; 19,500 square feet expire June 2008; 7,000 square feet expire October 2009; 25,563 square feet expire January 2010.
(i) 15,113 square feet expire September 2002; 57,204 square feet expire July 2007; 71,397 square feet expire September 2012.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                          SCHEDULE OF LEASE EXPIRATIONS

                           ALL CONSOLIDATED PROPERTIES

The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties, included in the Consolidated Properties, beginning July 1, 2002, assuming that none of the tenants exercise renewal options:

                                                                                              AVERAGE ANNUAL
                                                         PERCENTAGE OF                          RENT PER NET
                                         NET RENTABLE     TOTAL LEASED         ANNUALIZED           RENTABLE   PERCENTAGE OF
                                         AREA SUBJECT      SQUARE FEET        BASE RENTAL        SQUARE FOOT     ANNUAL BASE
                            NUMBER OF     TO EXPIRING   REPRESENTED BY      REVENUE UNDER        REPRESENTED      RENT UNDER
YEAR OF                        LEASES          LEASES         EXPIRING           EXPIRING        BY EXPIRING        EXPIRING
EXPIRATION               EXPIRING (a)        (SQ.FT.)   LEASES (%) (b)     LEASES ($) (c)         LEASES ($)      LEASES (%)
----------------------------------------------------------------------------------------------------------------------------
2002                              178         898,022              3.7         17,191,195              19.14             3.6

2003                              438       3,263,357             13.6         54,436,330              16.68            11.5

2004                              370       2,294,191              9.5         44,855,310              19.55             9.5

2005                              400       3,123,544             13.0         60,795,799              19.46            12.9

2006                              323       2,614,040             10.9         55,046,740              21.06            11.7

2007                              243       2,515,310             10.5         51,997,119              20.67            11.0

2008                              115       1,797,970              7.5         33,209,358              18.47             7.0

2009                               69       1,454,533              6.0         27,560,893              18.95             5.8

2010                               90       1,251,023              5.2         24,547,648              19.62             5.2

2011                               75       1,691,663              7.0         38,435,618              22.72             8.1

2012                               45       1,175,345              4.9         27,226,403              23.16             5.8

2013 and thereafter                30       1,965,502              8.2         37,493,781              19.08             7.9
----------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                       2,376      24,044,500            100.0        472,796,194              19.66           100.0
============================================================================================================================

(a) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)  Excludes all unleased space as of June 30, 2002.
(c)  Annualized base rental revenue is based on actual June 2002 billings times
     12. For leases whose rent commences after July 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(d) Reconciliation to Company's total net rentable square footage is as follows:

                                                                    Square Feet
Square footage leased to commercial tenants                          24,044,500
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
 service tenants and occupancy adjustments                              373,841
Square footage unleased                                               1,587,663
                                                                    -----------
Total net rentable square footage (does not include
 residential, land lease, or not-in-service properties)              26,006,004
                                                                    ===========


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                          SCHEDULE OF LEASE EXPIRATIONS

                                OFFICE PROPERTIES

The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2002, assuming that none of the tenants exercise renewal options:

                                                                                              AVERAGE ANNUAL
                                                         PERCENTAGE OF                          RENT PER NET
                                         NET RENTABLE     TOTAL LEASED         ANNUALIZED           RENTABLE   PERCENTAGE OF
                                         AREA SUBJECT      SQUARE FEET        BASE RENTAL        SQUARE FOOT     ANNUAL BASE
                            NUMBER OF     TO EXPIRING   REPRESENTED BY      REVENUE UNDER        REPRESENTED      RENT UNDER
YEAR OF                        LEASES          LEASES         EXPIRING           EXPIRING        BY EXPIRING        EXPIRING
EXPIRATION               EXPIRING (a)        (SQ.FT.)   LEASES (%) (b)     LEASES ($) (c)         LEASES ($)      LEASES (%)
----------------------------------------------------------------------------------------------------------------------------
2002                              146         737,505              3.9         15,246,740              20.67             3.7

2003                              343       2,459,737             12.9         46,691,323              18.98            11.3

2004                              295       1,634,074              8.6         37,216,393              22.78             9.0

2005                              309       2,299,384             12.1         51,492,550              22.39            12.5

2006                              267       2,123,003             11.1         48,560,342              22.87            11.8

2007                              190       1,950,944             10.2         44,741,322              22.93            10.8

2008                               91       1,429,830              7.5         29,409,257              20.57             7.1

2009                               49       1,260,695              6.6         25,081,828              19.90             6.1

2010                               59         847,681              4.5         18,215,420              21.49             4.4

2011                               62       1,487,329              7.8         35,520,722              23.88             8.6

2012                               33       1,024,778              5.4         25,087,857              24.48             6.1

2013 and thereafter                25       1,799,067              9.4         35,418,408              19.69             8.6
----------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                       1,869      19,054,027            100.0        412,682,162              21.66           100.0
============================================================================================================================

(a) Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.
(b)  Excludes all unleased space as of June 30, 2002.
(c)  Annualized base rental revenue is based on actual June 2002 billings times
     12. For leases whose rent commences after July 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                          SCHEDULE OF LEASE EXPIRATIONS

                             OFFICE/FLEX PROPERTIES

The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2002, assuming that none of the tenants exercise renewal options:

                                                                                              AVERAGE ANNUAL
                                                         PERCENTAGE OF                          RENT PER NET
                                         NET RENTABLE     TOTAL LEASED         ANNUALIZED           RENTABLE   PERCENTAGE OF
                                         AREA SUBJECT      SQUARE FEET        BASE RENTAL        SQUARE FOOT     ANNUAL BASE
                            NUMBER OF     TO EXPIRING   REPRESENTED BY      REVENUE UNDER        REPRESENTED      RENT UNDER
YEAR OF                        LEASES          LEASES         EXPIRING           EXPIRING        BY EXPIRING        EXPIRING
EXPIRATION               EXPIRING (a)        (SQ.FT.)   LEASES (%) (b)     LEASES ($) (c)         LEASES ($)      LEASES (%)
----------------------------------------------------------------------------------------------------------------------------
2002                               29         153,742              3.3          1,875,535              12.20             3.3

2003                               89         671,794             14.6          6,874,689              10.23            12.3

2004                               67         467,297             10.2          5,311,597              11.37             9.5

2005                               87         794,228             17.3          8,993,415              11.32            16.1

2006                               56         491,037             10.7          6,486,398              13.21            11.6

2007                               48         543,071             11.8          6,977,107              12.85            12.5

2008                               24         368,140              8.0          3,800,101              10.32             6.8

2009                               19         182,038              4.0          2,372,865              13.03             4.2

2010                               31         403,342              8.8          6,332,228              15.70            11.3

2011                               13         204,334              4.5          2,914,896              14.27             5.2

2012                               12         150,567              3.3          2,138,546              14.20             3.8

2013 and thereafter                 4         158,435              3.5          1,900,373              11.99             3.4
----------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                         479       4,588,025            100.0         55,977,750              12.20           100.0
============================================================================================================================

(a) Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month office/flex tenants. Some tenants have multiple leases.
(b)  Excludes all unleased space as of June 30, 2002.
(c)  Annualized base rental revenue is based on actual June 2002 billings times
     12. For leases whose rent commences after July 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

                          SCHEDULE OF LEASE EXPIRATIONS

                         INDUSTRIAL/WAREHOUSE PROPERTIES

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July 1, 2002, assuming that none of the tenants exercise renewal options:

                                                                                              AVERAGE ANNUAL
                                                         PERCENTAGE OF                          RENT PER NET
                                         NET RENTABLE     TOTAL LEASED         ANNUALIZED           RENTABLE   PERCENTAGE OF
                                         AREA SUBJECT      SQUARE FEET        BASE RENTAL        SQUARE FOOT     ANNUAL BASE
                            NUMBER OF     TO EXPIRING   REPRESENTED BY      REVENUE UNDER        REPRESENTED      RENT UNDER
YEAR OF                        LEASES          LEASES         EXPIRING           EXPIRING        BY EXPIRING        EXPIRING
EXPIRATION               EXPIRING (a)        (SQ.FT.)   LEASES (%) (b)     LEASES ($) (c)         LEASES ($)      LEASES (%)
----------------------------------------------------------------------------------------------------------------------------
2002                                3           6,775              1.8             68,920              10.17             1.9

2003                                6         131,826             34.2            870,318               6.60            23.1

2004                                7         183,520             47.6          2,132,320              11.62            56.6

2005                                4          29,932              7.8            309,834              10.35             8.2

2007                                5          21,295              5.5            278,690              13.09             7.4

2009                                1          11,800              3.1            106,200               9.00             2.8
----------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                          26         385,148            100.0          3,766,282               9.78           100.0
============================================================================================================================

(a) Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)  Excludes all unleased space as of June 30, 2002.
(c)  Annualized base rental revenue is based on actual June 2002 billings times
     12. For leases whose rent commences after July 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.


                          STAND-ALONE RETAIL PROPERTIES

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2002, assuming that none of the tenants exercise renewal options:

                                                                                              AVERAGE ANNUAL
                                                         PERCENTAGE OF                          RENT PER NET
                                         NET RENTABLE     TOTAL LEASED         ANNUALIZED           RENTABLE   PERCENTAGE OF
                                         AREA SUBJECT      SQUARE FEET        BASE RENTAL        SQUARE FOOT     ANNUAL BASE
                            NUMBER OF     TO EXPIRING   REPRESENTED BY      REVENUE UNDER        REPRESENTED      RENT UNDER
YEAR OF                        LEASES          LEASES         EXPIRING           EXPIRING        BY EXPIRING        EXPIRING
EXPIRATION               EXPIRING (a)        (SQ.FT.)       LEASES (%)     LEASES ($) (b)         LEASES ($)      LEASES (%)
----------------------------------------------------------------------------------------------------------------------------
2004                                1           9,300             53.8            195,000              20.97            52.7

2013 and thereafter                 1           8,000             46.2            175,000              21.87            47.3
----------------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                           2          17,300            100.0            370,000              21.39           100.0
============================================================================================================================

(a)  Includes stand-alone retail property tenants only.
(b)  Annualized base rental revenue is based on actual June 2002 billings times
     12. For leases whose rent commences after July 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


--------------------------------------------------------------------------------
                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002